UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Biocept, Inc.

(Exact name of registrant as specified in its charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 10, 2022

Dear Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of Biocept, Inc. on June 10, 2022, at 1:30 P.M. Pacific Time. The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting by visiting www.proxydocs.com/BIOC where you will be able to listen to the meeting live, submit questions and vote online.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To elect one Class III director for a three-year term to expire at the 2025 annual meeting of stockholders;

2.	To approve an amendment to our 2013 Amended and Restated Equity Incentive Plan, as amended, to increase the number of shares authorized for issuance under such plan by 3,000,000 shares;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement accompanying this notice; and

4.	To transact any other business that may be properly brought before the Annual Meeting or any continuation, adjournment or postponement thereof.

All of our stockholders of record as of April 27, 2022, are entitled to attend and vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

To participate in the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/BIOC. In order to attend, you must register in advance at www.proxydocs.com/BIOC prior to the deadline of June 8, 2022 at 5:00 p.m., Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and to submit questions during the meeting. You will not be able to attend the Annual Meeting in person.

Our board of directors recommends that you vote FOR the election of the director nominee named in Proposal 1, FOR the approval of an amendment to our 2013 Amended and Restated Equity Incentive Plan, as amended, as described in Proposal 2, and FOR the approval of, on an advisory basis, the compensation of our named executive officers, as described in Proposal 3.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on June 10, 2022 at 1:30 P.M. Pacific Time, to be held virtually through www.proxydocs.com/BIOC.

The Proxy Statement, Form 10-K and annual report to stockholders are available at www.proxydocs.com/BIOC.

You are cordially invited to attend the Annual Meeting, conducted via live webcast, by registering at www.proxydocs.com/BIOC. You will not be able to attend the Annual Meeting in person. Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and cast your vote by completing, signing, dating and returning the enclosed proxy card, or by voting over the telephone or the internet as instructed in these materials, as promptly as possible. Even if you have voted by proxy, you may still vote live online at the meeting if you attend the meeting via the internet. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors

Sincerely,

Interim President and Chief Executive Officer

San Diego, California

May 2, 2022

Your vote is important. Please vote your shares whether or not you plan to attend the meeting.

PROXY STATEMENT FOR THE

2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2022

Our board of directors is soliciting proxies for use at our 2022 annual meeting of stockholders, or the Annual Meeting, to be held on June 10, 2022, at 1:30 p.m., Pacific Time. The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting by visiting www.proxydocs.com/BIOC where you will be able to listen to the meeting live, submit questions and vote online. Biocept, Inc. is sometimes referred to herein as “we”, “us”, “our” or the “Company.”

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission, or the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please see the response to the question entitled “Whom should I contact with other questions?” below.

Q:	What is the purpose of the Annual Meeting?

A:

At the Annual Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders, and any other matters that properly come before the Annual Meeting.

Q:	When and where will the Annual Meeting be held?

A:

You are invited to attend the Annual Meeting on June 10, 2022, at 1:30 p.m., Pacific Time. The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting by visiting www.proxydocs.com/BIOC where you will be able to listen to the meeting live, submit questions and vote online. You may vote and submit questions while connected to the Annual Meeting.

In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/BIOC prior to the deadline of June 8, 2022 at 5:00 p.m., Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting and to submit questions during the meeting. Please be sure to follow instructions found on your proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via email.

Q:	Why did I receive these proxy materials?

A:

We are making these proxy materials available in connection with the solicitation by our board of directors of proxies to be voted at the Annual Meeting, and at any adjournment or postponement thereof. Your proxy is being solicited in connection with the Annual Meeting because you owned our common stock at the close of business on April 27, 2022, which is the record date for the Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares as described in the response to the question entitled “How can I vote my shares” below and as described elsewhere in this Proxy Statement.

Along with this Proxy Statement, we are also sending our 2021 fiscal year annual report, which includes our financial statements. We intend to begin mailing this Proxy Statement, the attached notice of annual meeting and the enclosed proxy card on or about May 6, 2022, to all stockholders of record entitled to vote at the Annual Meeting.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible.

Q:	What proposals will be voted on at the Annual Meeting?

A:	The proposals to be voted on at the Annual Meeting, and our board of directors’ voting recommendations with respect to each, are as follows:

Proposal	Board’s Voting Recommendation
1.

Election of Director (Proposal 1): The election of one Class III director to serve a three-year term ending at our 2025 annual meeting of stockholders. Based upon the recommendation of our nominating and corporate governance committee, our board of directors has nominated and recommends for re-election as the sole Class III director the following person:

•   M. Faye Wilson, MBA

For

2.

Approval of an amendment to our 2013 Amended and Restated Equity Incentive Plan, as amended (Proposal 2): The approval of an amendment to our 2013 Amended and Restated Equity Incentive Plan, as amended, to, among other things, increase the number of shares authorized for issuance under such plan by 3,000,000 shares, as further described in Proposal 2.

For

3.

Approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3): The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.

For

We will also consider any other business that properly comes before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their best judgment. Samuel D. Riccitelli and Darrell Taylor, the designated proxyholders, are members of our management.

Q:	Who may vote at the Annual Meeting?

A:

If you owned our common stock on April 27, 2022, the record date for the Annual Meeting, you may attend and vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. On the record date, there were 16,904,191 shares of our common stock outstanding and entitled to vote at the Annual Meeting. A list of our stockholders of record as of the record date will be open for examination by any stockholder beginning ten days prior to the Annual Meeting at our headquarters located at 9955 Mesa Rim Road, San Diego, California 92121. If you would like to view the list, please contact our Senior Vice President, Chief Legal Officer and Chief Compliance Officer, Darrell Taylor, to schedule an appointment by calling him at (858) 320-8200 or writing to him at the address above. In addition, for the ten days prior to the Annual Meeting, the list will be available for examination by any shareholder of record for a legally valid purpose at our corporate headquarters during regular business hours, and will also be available for inspection by stockholders on the virtual meeting website during the Annual Meeting.

Q:	What is the quorum requirement for the Annual Meeting?

A:

We need a quorum of stockholders in order to hold our Annual Meeting. A quorum exists when at least 33-1/3% of the outstanding shares of our common stock entitled to vote as of the record date, or 5,634,731 shares, are represented at the Annual Meeting, either live or by proxy. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Q:	What vote is required to approve each proposal?

A:

Election of Directors (Proposal 1): Directors will be elected by a plurality of the votes cast, so the one director nominee who receives the most “FOR” votes will be elected. Only votes “For” or “Withhold” will affect the outcome. Broker non-votes, if any, will have no effect.

Approval of an amendment to our 2013 Amended and Restated Equity Incentive Plan, as amended (Proposal 2): The approval of an amendment to our 2013 Amended and Restated Equity Incentive Plan, as amended, or the 2013 Plan, requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on such matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

Approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3): The approval, on an advisory basis, of the compensation of the Company’s named executive officers, requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on such matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?

A:	You are considered to be a stockholder of record if your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, on the record date.

If, however, your shares are held in a brokerage account or by a bank or other agent, and not in your name, you are considered to be the beneficial owner of shares held in street name.

Q:	May I vote my shares at the Annual Meeting?

A:

If you are the stockholder of record, you have the right to vote live at the Annual Meeting. To vote live, attend the Annual Meeting via the internet and follow the instructions for voting. To attend the meeting, please visit www.proxydocs.com/BIOC.

In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/BIOC prior to the deadline of June 8, 2022 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting and to submit questions during the meeting. Please be sure to follow instructions found on your proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via email.

If you are the beneficial owner of shares held in street name, you are welcome to attend the Annual Meeting, but you may not vote your shares live at the Annual Meeting unless you obtain a proxy from the broker, bank or other agent that holds your shares, giving you the right to vote at the Annual Meeting. You may be required to request and obtain a legal proxy and follow the instructions from your broker or bank, or contact your broker or bank to request a proxy form, as well as additional instructions given, as you also must register in advance at www.proxydocs.com/BIOC prior to the deadline of June 8, 2022 at 5:00 p.m. Eastern Time.

Q:	What happens if I do not give specific voting instructions?

A:

If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by our board of directors, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares as recommended by our board of directors on all matters presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide the entity that holds your shares with specific voting instructions, the entity that holds your shares may generally vote at its discretion on matters that are considered “routine” under applicable rules. However, if the entity that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, it will be unable to vote your shares on that matter. This is generally referred to as a “broker non-vote.”

Q:	Which proposals in this Proxy Statement are considered “routine” matters and which are considered “non-routine” matters?

A:

The election of directors (Proposal 1), the approval of an amendment to our 2013 Plan (Proposal 2) and the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3), are each considered non-routine matters. Accordingly, if you hold your shares in street name, your broker, bank or other agent may not vote your shares on these proposals without your instructions.

Q:	What is the effect of abstentions and broker non-votes?

A:

Shares held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. Abstentions are treated as shares present or by proxy and entitled to vote. The election of directors (Proposal 1) will be determined by a plurality of votes cast, so abstentions on this proposal will not have an effect on the outcome of this vote. On all other matters presented in this Proxy Statement, abstentions will have the same effect as “Against” votes.

Broker non-votes will have no effect and will not be counted towards the vote total for any proposal.

Q:	How can I vote my shares?

A:

With respect to the election of directors (Proposal 1), you may either vote “For” the director nominee or you may specify that you “Withhold” your vote for the nominee. For all other matters, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record

If you are a stockholder of record, you may vote live at the Annual Meeting or by using the accompanying proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote live if you have already voted by proxy.

•

To vote live at the Annual Meeting, attend the Annual Meeting by visiting www.proxydocs.com/BIOC, where stockholders may vote and submit questions during the meeting (have your proxy card in hand when you visit the website). To vote live at the Annual Meeting you must first register at www.proxydocs.com/BIOC. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting and to submit questions during the meeting.

Stockholders will be able to attend the Annual Meeting platform beginning at 1:15 p.m., Pacific Time, on June 10, 2022 pursuant to the unique access instructions they receive following their registration at www.proxydocs.com/BIOC.

•

To vote using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-866-249-5670 and follow the recorded instructions. You will be asked to provide the company number and control number from your proxy card.

•

To vote through the internet, go to www.proxypush.com/BIOC and follow the on-screen instructions to complete an electronic proxy card. You will be asked to provide the company number and control number from the proxy card.

Beneficial Owner

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply follow the instructions in the proxy card received from your broker, bank or other agent or complete, sign and return the proxy card to ensure that your vote is counted. To vote live at the Annual Meeting, you may be required to obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included in their materials, or contact your broker, bank or other agent to request a proxy form, and you must also register in advance at www.proxydocs.com/BIOC prior to the deadline of June 8, 2022 at 5:00 p.m. Eastern Time.

Q:	How may I revoke or change my vote after submitting my proxy?

A:	You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting.

Stockholder of Record

If you are a stockholder of record, you may revoke your proxy in one of the three following ways:

•	you may submit another properly completed proxy card with a later date;

•	You may grant a subsequent proxy by telephone or through the internet;

•	you may send a written notice that you are revoking your proxy to Biocept, Inc., 9955 Mesa Rim Road, San Diego, California 92121, Attention: Darrell Taylor; or

•	you may attend the Annual Meeting and vote live (however, simply attending the Annual Meeting will not, by itself, revoke your proxy or change your vote).

Your most current proxy card or telephone or internet proxy will be the one that is counted.

Beneficial Owner

If you are a beneficial owner of shares, you may revoke your proxy by following instructions provided by your broker, bank or other agent.

Q:	What are the costs of soliciting these proxies?

A:

We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by telephone, fax or email, but will be paid no additional compensation for these services. We may reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding these proxy materials to their principals and to obtain authority to execute proxies.

Q:	Where can I find voting results of the Annual Meeting?

A:

In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by us.

Q:	When are stockholder proposals and director nominations due for next year’s annual meeting?

A:

To be considered for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, your proposal must be submitted in writing by January 6, 2023, to the attention of our corporate secretary at our principal executive offices located at 9955 Mesa Rim Road, San Diego, California 92121. If you wish to submit a proposal that is not to be included in the Company’s proxy materials or to nominate a director, you must do so not later than March 12, 2023 and not earlier than February 10, 2023; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. You are also advised to review the Company’s Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under the Company’s Amended and Restated Bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended, no later than April 11, 2023.

Q:	What proxy materials are available on the internet?

A:	This Proxy statement, Form 10-K and annual report to stockholders are available at www.proxydocs.com/BIOC.

Q:	Whom should I contact with other questions?

A:

If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact: Biocept, Inc., 9955 Mesa Rim Road, San Diego, California 92121, Attention: Darrell Taylor, Telephone: (858) 320-8200.

PROPOSAL 1: ELECTION OF DIRECTORS

Board Structure

We currently have eight members of our board of directors. Under our charter and bylaws, our board is divided into three classes, as follows:

•	Class I, which consists of Bruce E. Gerhardt, Samuel D. Riccitelli and Linda Rubinstein, whose terms will expire at our 2023 annual meeting of stockholders;

•	Class II, which consists of Marsha A. Chandler, Ph.D., Ivor Royston, M.D. and Antonino Morales, whose terms will expire at our 2024 annual meeting of stockholders; and

•

Class III, which consists of David F. Hale and M. Faye Wilson, whose terms will expire at the Annual Meeting. Ms. Wilson will stand for another term. Mr. Hale’s tenure on the board will conclude at the end of the Annual Meeting. We are enormously appreciative of the expertise, wisdom, and service that he has provided over these many years in his leadership roles as chair of the board and former Chief Executive Officer.

Each class has a three-year term. Directors may only be removed with cause by the affirmative vote of a majority of the shares then entitled to vote upon an election of directors. Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled by the directors then in office.

Election of Directors

At the Annual Meeting, our stockholders are being asked to vote for the Class III director nominee listed below to serve on our board of directors until our 2025 annual meeting of stockholders and until her successor has been elected and qualified, or until her death, resignation, or removal. Michael W. Nall resigned from our board of directors effective as of the close of business on February 15, 2022, and Mr. Hale’s tenure on the Board will come to an end as of the conclusion of the Annual Meeting. Accordingly, our board of directors is comprised of seven directors. As a result, there are fewer nominees named than the currently approved size of our board of directors. Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement. The nominee is a current member of our board of directors, whose terms expires at the Annual Meeting. This nominee has consented to serve, if elected.

Provided that a quorum of stockholders is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by the stockholders entitled to vote on this proposal at the Annual Meeting. Abstentions, broker non-votes and votes withheld will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.

If no contrary indication is made, proxies will be voted for the nominee, or in the event that the nominee is a candidate or is unable to serve as a director at the time of the election, for any nominee who is designated by our board of directors to fill the vacancy.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEE

Nominee for Director

The following table lists the person recommended by the nominating and corporate governance committee of our board of directors and nominated by our board of directors to be elected as a director, including relevant information as of the date of this Proxy Statement regarding her age, business experience, qualifications, attributes, skills and other directorships:

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

For a Three-Year Term Expiring at the

2025 Annual Meeting of Stockholders

(Class III Directors)

Name and Age	Current Position with Biocept	Business Experience and Other Directorships
M. Faye Wilson Age: 84 Director since: 2009	Lead Independent Director Chair, Audit Committee, Member, Compensation Committee, and Member, Nominating and Corporate Governance Committee

Ms. Wilson is retired CEO of Wilson Boyles and Company, a business consulting firm specializing in the development and implementation of successful business strategies. Prior to co-founding Wilson Boyles in 2003, she served as Senior Vice-President, Value Initiatives and Risk Management for The Home Depot, having joined the company in 1998 following a 21-year career at Bank of America. Ms. Wilson was Executive-Vice President of Bank of America and Chairman and President of Security Pacific Financial Services, a wholly owned subsidiary of BancAmerica Corporation.

Ms. Wilson began her banking career as a management trainee in the Corporate Banking Group of Security Pacific National Bank, which merged with and became Bank of America in 1992. Prior to assuming the chairmanship of Security Pacific Financial Services, she was the Executive Vice-President responsible for overseeing credit quality and policy for over 80% of Bank of America’s loan portfolio.

During her Security Pacific career, Ms. Wilson spent time in London as the Managing Director of Corporate Finance for Security Pacific Hoare Govett, where she created new corporate advisory services, debt structuring products and formed a cross-border mergers and acquisitions division for European and U.S. companies. Prior to the London assignment, she was Managing Director of the Leveraged Buyout Group for the Security Pacific Merchant Bank. Earlier, Ms. Wilson served as Senior Vice-President and Regional Manager in the Corporate Banking Division with responsibility for multinational corporations, retail industry companies and California based corporations.

Ms. Wilson has served as a director on the boards of BioMed Realty Trust, Inc., a real estate investment trust, until its acquisition by Blackstone Real Estate Partners VIII in 2016, Farmers Insurance Group, The Home Depot, SKM, a Russian public company, Community National Bank and trustee of The Salk Institute. Currently she serves as Chair of the Audit Committee of Sharp Health Group and IQHQ REIT.

Ms. Wilson received master’s degrees in international relations and in business administration from the University of Southern California.

We selected Ms. Wilson to serve as Lead Independent Director of our board of directors due to her extensive experience as a director of public companies, her financial acumen and experience, and her expertise in business strategy. Ms. Wilson has served as Lead Independent Director since February 2022. Ms. Wilson also serves as chair of our audit committee, as a member of our compensation committee and as a member of our nominating and corporate governance committee.

Members of Our Board of Directors

The following table lists the members of our board of directors with terms of office that are continuing after the Annual Meeting, including relevant information as of the date of this Proxy Statement regarding their age, business experience, qualifications, attributes, skills and other directorships:

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Term Expiring at the

2023 Annual Meeting of Stockholders

(Class I Directors)

Name and Age	Current Position with Biocept	Business Experience and Other Directorships
Bruce E. Gerhardt, CPA Age: 71 Director since: 2010	Director Chair, Compensation Committee, and Member, Audit Committee

Mr. Gerhardt has been self-employed, practicing as a Certified Public Accountant, since 1986. He is also a tax and business advisor providing tax compliance for small businesses and upper income individuals. Prior to 1986, he was a financial vice-president with several companies and a senior accountant with Peat Marwick Mitchell, now KPMG. He earned his B.A. from the University of Southern California in 1973 and is a member of the American Institute of Certified Public Accountants.

We selected Mr. Gerhardt to serve on our board of directors due to his experience and expertise in financial accounting and auditing. Mr. Gerhardt also serves as chair of our compensation committee, and as a member of our audit committee.

Samuel D. Riccitelli Age: 63 Director since: 2020 Chair of the Board since: 2021	Interim President and Chief Executive Officer Chair of the Board and Directors

Mr. Riccitelli has been in the healthcare industry for more than 35 years. He has served as our Interim President and Chief Executive Officer since February 2022 and as a member of the Board of Directors of Orthopediatrics, Corp since 2017, a company focused exclusively on the orthopedic implant needs of children. He recently served as Chief Executive Officer of Pathnostics, LLC, a molecular diagnostics company focused on improving antibiotic stewardship, from 2019 to 2020. From 2017 to 2019, Mr. Riccitelli served as Chairman of the Board of Directors of Precipio, Inc., a diagnostic services company. From 2012 to 2017, Mr. Riccitelli served as President and Chief Executive Officer and a Director of Signal Genetics, Inc., a publicly traded molecular diagnostic company that was ultimately sold to Miragen Therapeutics, Inc. Mr. Riccitelli was also previously the Executive Vice President and Chief Operating Officer of Genoptix, Inc., a publicly traded diagnostic company that was sold to Novartis in 2011. Mr. Riccitelli served in a number of research and development and general management leadership positions for Becton, Dickinson and Company and as a board member for BD Ventures, LLC., a venture capital fund. Mr. Riccitelli received a B.A. from Washington and Jefferson College and a M.S. Engineering degree from The University of Texas.

We selected Mr. Riccitelli to serve on our board of directors due to his experience and expertise in the healthcare industry. Mr. Riccitelli also serves as chair of our board of directors.

Name and Age	Current Position with Biocept	Business Experience and Other Directorships
Linda Rubinstein Age: 55 Director since: 2021	Director Member, Compensation Committee

Ms. Rubinstein has over 35 years of experience across the finance, capital markets, operations and the life sciences sectors. Since September 2010 she has been a partner at FLG Partners, LLC, a chief financial officer services and board advisory consulting firm. During that time she has served as chief financial officer, interim chief financial officer or financial advisor for multiple clients, including Alector, Inc., Apexigen, Inc., RenovoRx, Inc., Five Prime Therapeutics, Ingenuity Systems (now part of QIAGEN), iPierian (acquired by Bristol-Myers Squibb), Kezar Life Sciences, PaxVax, True North Therapeutics and others. From January 2020 to April 2021 Ms. Rubinstein was chief financial officer consultant to Sublimity Therapeutics Holdco Limited (“Sublimity”) and also served as Treasurer of Sublimity Therapeutics, Inc., Sublimity’s indirect subsidiary. Earlier, Ms. Rubinstein was vice president and CFO of Solexa (now part of Illumina), vice president of finance at ChemoCentryx and a senior vice president in Lehman Brothers’ global healthcare investment banking group. She holds a B.A. and an M.A. in Economics from the University of California, Los Angeles.

We selected Ms. Rubinstein to serve on our board of directors due to her experience in executive leadership roles at various life sciences companies and her substantial knowledge of strategic finance and business operational issues. Ms. Rubinstein also serves as a member of our compensation committee.

Term Expiring at the 2024 Annual Meeting of Stockholders

(Class II Directors)

Name and Age	Current Position with Biocept	Business Experience and Other Directorships
Marsha A. Chandler, Ph.D. Age: 77 Director since: 2013	Director Chair, Nominating and Corporate Governance Committee, Member, Compensation Committee, Member, Science, Technology and Clinical Affairs Committee

Dr. Chandler is Senior Vice Chancellor and Professor Emerita at the School of Global Policy and Strategy at the University of California, San Diego (UCSD). She is also currently an Advisor to the College of Health, Lehigh University and Advisor to the Jackson School of Geosciences, and Texas Global at the University of Texas at Austin. Dr. Chandler is also a member of the Board of Directors of the Corporate Directors Forum. She served as the Executive Vice-President and Chief Operating Officer of the Salk Institute for Biological Studies from 2007 to 2015, where she managed approximately 1,000 scientific and administrative personnel and oversaw all institutional fiscal, administrative and fund-raising activities. From 1997 to 2007 she was the Senior Vice Chancellor for Academic Affairs at UCSD, where she was the chief academic officer responsible for the policies and decisions relating to research and teaching programs, faculty appointments and performance, and the fiscal, human resources and facilities functions on the general campus. Dr. Chandler is a Fellow of the Royal Society of Canada. She received her Ph.D. from The University of North Carolina at Chapel Hill. In 2004, she completed the Advanced Management Program at Harvard Business School.

We selected Dr. Chandler to serve on our board of directors due to her experience in organizational management, strategy, and her stature in the life sciences community. Dr. Chandler also serves as chair of our nominating and corporate governance committee, as a member of our compensation committee, and as a member of our science, technology and clinical affairs committee.

Name and Age	Current Position with Biocept	Business Experience and Other Directorships
Ivor Royston, M.D. Age: 77 Director since: 2010	Director Chair, Science, Technology and Clinical Affairs Committee, and Member, Nominating and Corporate Governance Committee

Dr. Royston has served as President, Chief Executive Officer and as a member of the board of directors of Viracta Therapeutics, Inc., or Viracta, since 2015. From 1990 to 2000, he served as founding President and CEO of The Sidney Kimmel Cancer Center and from 1978 to 1990, he was a member of the oncology faculty of the University of California, San Diego. In addition to being a co-founder of Hybritech, Inc., in 1986 he co-founded IDEC Corporation, which later merged with Biogen to form Biogen Idec. From 1990 to 2017, Dr. Royston was the Founding Managing Partner of Forward Ventures and has been instrumental in the formation, financing and development of numerous biotechnology companies. Dr. Royston received his B.A. and M.D. degrees from Johns Hopkins University and completed post-doctoral training in internal medicine and medical oncology at Stanford University. In 1997, President Clinton appointed Dr. Royston to a six-year term on the National Cancer Advisory Board.

We selected Dr. Royston to serve on our board of directors due to his extensive experience with emerging life sciences companies. Dr. Royston also serves as chair of our science, technology and clinical affairs committee and as a member of our nominating and corporate governance committee.

Antonino Morales, CPA Age: 66 Director since: 2021	Interim Chief Financial Officer Director

Mr. Morales has served as our Interim Chief Financial Officer since February 2022. Mr. Morales has more than 30 years of broad leadership experience in the United States and Latin America. Mr. Morales served as President and Chief Executive Officer of Apoyo Financiero, Inc. from June 2017 to March 2020. Mr. Morales provides operational, market development and financial consulting services as an independent consultant for early-stage companies in the United States as well as Fortune 500 companies in the United States and Latin America, such as Mazda North America, Mazda de Mexico, PriceSmart, Inc. and Reliance Steel & Aluminum Co. Mr. Morales has held executive roles with multiple Fortune 100 companies including Citigroup and Arthur Anderson. Mr. Morales received a B.S. in Finance from the University of Southern California and is a licensed CPA.

We selected Mr. Morales to serve on our board of directors due to his experience in executive leadership and his substantial knowledge and expertise in operational, market development financial issues.

CORPORATE GOVERNANCE

Director Independence

Our board of directors has affirmatively determined that all of our directors, except Mr. Riccitelli and Mr. Morales, meet the definition of “independent director” under the applicable Nasdaq Listing Rules.

Agreements with Directors

None of the directors or nominees for director was selected pursuant to any arrangement or understanding, other than with our directors acting within their capacity as such.

Legal Proceedings with Directors

There are no legal proceedings related to any of the directors or director nominees, officers or holders of 5% or more of our common stock which require disclosure pursuant to Items 103 or 401(f) of Regulation S-K.

Board Leadership Structure

Historically, the positions of chair of the board and Chief Executive Officer have been separated. The separation of the positions of board chair and Chief Executive Officer was meant to reinforce the independence of the board in its oversight of the business and affairs of the Company. In addition, the Company believed that having an independent board chair created an environment that was conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders. In connection with the resignation of our former Chief Executive Officer in February 2022, our board of directors appointed the chair of our board of directors, Samuel D. Riccitelli, as Interim President and Chief Executive Officer. Our board of directors believe this appointment was in the best interests of our stockholders and was necessary to ensure continued leadership of our company by someone with both knowledge of our company and significant and extensive executive and leadership experience, including as the chief executive officer of other molecular diagnostics companies.

Our board of directors continues to believe that independent board leadership helps to reinforce the independence of the board as a whole and is important for effective corporate governance. Accordingly, concurrently with the appointment of Mr. Riccitelli as Interim President and Chief Executive Officer, our board of directors established the position of lead independent director and appointed Faye Wilson to serve in such capacity. The lead independent director is empowered to, among other duties and responsibilities, approve agendas and meeting schedules for regular board meetings, preside over board meetings in the absence of the board chair, preside over and establish the agendas for meetings of the independent directors, act as liaison between the chair and the independent directors, approve information sent to the board, preside over any portions of board meetings at which the evaluation or compensation of the Interim Chief Executive Officer is presented or discussed and, as appropriate upon request, act as a liaison to stockholders. In addition, it is the responsibility of the lead independent director to coordinate between the board and management with regard to the determination and implementation of responses to any problematic risk management issues. As a result, the Company believes that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, the Company believes that the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the board chair, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors.

The independent directors regularly meet in executive sessions in connection with regular meetings of the board of directors.

Board Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction, cybersecurity and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of our board of directors in overseeing the management of our risks is conducted primarily through committees of our board of directors, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting.

As a result of the COVID-19 pandemic, we have and may in the future experience disruptions that could severely impact our business, preclinical studies and clinical trials. Given the evolving nature of the pandemic, our senior management and our board of directors are communicating and meeting more frequently to monitor potential business impacts and further strategic planning.

Board and Committee Meetings

During 2021, our board of directors met 13 times and acted by unanimous written consent three times. Each director attended at least 75% of the meetings held while he or she was a director, either in person or by teleconference. Additionally, during 2021, each director attended at least 75% of the meetings for each committee on which he or she served.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our board of directors at our annual meetings of stockholders, we encourage all of our directors to attend. All of our directors as of our 2021 annual meeting of stockholders, except Mr. Hale and Ms. Wilson, attended our 2021 annual meeting of stockholders.

Executive Sessions

In accordance with the applicable Nasdaq Listing Rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Board Committees

Our board of directors has four standing committees: the audit committee, the compensation committee, the nominating and corporate governance committee, and the science, technology and clinical affairs committee. In addition, from time to time, special committees may be established under the direction of our board of directors when necessary to address specific issues.

Each of the four standing committees has a written charter that has been approved by our board of directors. A copy of each charter is available on our website at www.biocept.com by selecting the “Investors” icon at the top of the page, followed by the “Corporate Governance” hyperlink.

The members of each committee for the year ended December 31, 2021 are identified in the following table:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Science, Technology and Clinical Affairs Committee
David F. Hale(1)	—	—	—	Member
Marsha A. Chandler, Ph.D.	—	Member	Chair	Member
Bruce E. Gerhardt	Member	Chair	—	—
Samuel D. Riccitelli(2)	Member	Member	—	Member
Linda Rubinstein(3)	—	Member	—	—
Ivor Royston, M.D.	—	—	Member	Chair
Antonino Morales(4)	Member	—	—	—
M. Faye WilsonI	Chair	Member	Member	—
Total meetings in 2021	4	5	5	3

(I)	Ms. Wilson served as Interim Chair until July 2021. Ms. Wilson became the Lead Independent Director in February 2022.
(1)	Mr. Hale became a member of the science, technology and clinical affairs committee in August 2021 and a member of the audit committee in February 2022.
(2)	Mr. Riccitelli was a member of the audit committee, the compensation committee and the science, technology and clinical affairs committee until August 2021.
(3)	Ms. Rubinstein became a member of the board of directors in July 2021 and a member of the compensation committee in August 2021.

(4)

Mr. Morales became a member of the board of directors in July 2021 and a member of the audit committee in August 2021. Mr. Morales was a member of the audit committee until he was appointed as the Company’s Interim Chief Financial Officer in February 2022.

Audit Committee

During 2021, our audit committee met four times. Our audit committee is currently composed of three directors: Ms. Wilson (who chairs the audit committee), Mr. Hale and Mr. Gerhardt. Each of the members of the audit committee has been determined to be an independent director under applicable SEC rules and the applicable Nasdaq Listing Rules. Our board of directors has affirmatively determined that Ms. Wilson is designated as an “audit committee financial expert.”

Our audit committee’s responsibilities include:

•	Oversee the integrity of our financial statements and other financial information provided by us to our stockholders and others;

•

Monitor the periodic reviews that are conducted by our financial and senior management and by our independent auditors of the adequacy of our auditing, accounting and financial reporting processes and systems of internal control;

•	Oversee the qualifications, independence and performance of our independent auditors;

•	Oversee compliance with legal, regulatory and public disclosure requirements; and

•	Facilitate communication among our independent auditors, our financial and senior management, and the board.

Our board of directors has determined that Ms. Wilson qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Rule 5605(c)(2) of the Nasdaq listing rules. In making this determination, our board of directors has considered prior experience, business acumen and independence. Both our independent registered public accounting firm and management periodically meet privately with our audit committee.

Report of the Audit Committee of the Board of Directors*

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management of the Company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight board (“PCAOB”) and the Securities and Exchange Commission. The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

M. Faye Wilson (Chair)

Bruce E. Gerhardt

David F. Hale

*

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

During 2021, our compensation committee met five times (including telephonic meetings). Our compensation committee is currently composed of four directors: Mr. Gerhardt (who chairs the compensation committee), Ms. Wilson, Dr. Chandler and Ms. Rubinstein. Each of the members of the compensation committee has been determined to be an independent director under the applicable Nasdaq Listing Rules.

Our compensation committee’s responsibilities include:

•	Oversee our overall compensation programs applicable to executive officers and directors;

•	Oversee our cash and equity-based compensation plans applicable to all of our directors, officers and employees;

•	Produce an annual report on executive compensation for inclusion in our annual proxy statement; and

•	Review and discuss with our management the tables and narrative discussion regarding executive officer and director compensation to be included in our annual proxy statement.

Compensation Committee Processes and Procedures

Typically, the compensation committee meets at least twice annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the compensation committee, in consultation with the Chief Executive Officer. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation. The charter of the compensation committee grants the compensation committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties. In particular, the compensation committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

During the fiscal year 2021, the compensation committee engaged Aon/Radford as a compensation consultant. After taking into consideration the six factors prescribed by the SEC and Nasdaq, the compensation committee concluded that there were no conflicts of interest between Aon/Radford and the Company. The compensation committee requested that Aon/Radford review industry-wide compensation practices and trends to assess the competitiveness of our executive and non-employee director compensation programs.

The compensation committee asked Aon/Radford to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Aon/Radford also met with certain members of management and human resources to learn more about the Company’s business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which the Company competes. Aon/Radford ultimately developed recommendations primarily pertaining to compensation strategy for the Company’s executive officers and non-employee directors that were presented to the compensation committee for its consideration and to the board of directors for its information. Following an active dialogue with Aon/Radford, the compensation committee recommended that the board of directors approve certain recommendations of Aon/Radford.

Historically, the compensation committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the last quarter of the year. However, the compensation committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the compensation committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year.

For executives other than the Chief Executive Officer, the compensation committee solicits and considers evaluations and recommendations submitted to the committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the compensation committee, which makes recommendations to the full board of directors regarding any adjustments to his compensation as well as awards to be granted. In making such recommendations for determining the long-term incentive component of the Chief Executive Officer’s compensation, the compensation committee shall take into consideration the Company’s performance and relative stockholder return, the value of similar incentive awards given to chief executive officers of comparable companies, the awards given to the Company’s Chief Executive Officer in past years, other elements of the Chief Executive Officer’s compensation including total compensation and such other criteria as the committee deems advisable.

For all executives and directors as part of its deliberations, the compensation committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels.

Nominating and Corporate Governance Committee

During 2021, our nominating and corporate governance committee met five times. Our nominating and corporate governance committee is currently composed of three directors: Dr. Chandler (who chairs the nominating and corporate governance committee), Ms. Wilson and Dr. Royston. Each of the members of the nominating and corporate governance committee has been determined to be an independent director under the applicable Nasdaq Listing Rules.

Our nominating and corporate governance committee’s responsibilities include:

•

Identify individuals qualified to become board members, consistent with criteria approved by the board, and recommend that the board select the director nominees for election at each annual meeting of stockholders or to fill vacancies on board in accordance with our bylaws;

•

Recommend to the board any appropriate changes in our Code of Ethics, applicable to the Chief Executive Officer and other senior financial officers, and in the Code of Business Conduct, applicable to all of our directors, officers and employees, and in such other corporate governance policies and documents as the committee determines from time to time, including such policies and documents as the committee may develop and/or recommend to the board for approval;

•	Recommend to the board director nominees for each committee of the board; and

•	Lead the board in its annual review of the performance of the board and any committee thereof, as applicable.

Director Nomination Process

The goal of our nominating and corporate governance committee, which we refer to as the committee for purposes of this section, is to assemble a well-rounded board of directors that consists of directors with backgrounds that are complementary to one another, reflecting a variety of experiences, skills and expertise. The committee’s current selection criteria for prospective nominees, as set forth in the committee’s charter, are as follows:

•	Each director should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity;

•

Each director should be free of any conflicts of interest which would violate applicable laws, rules, regulations or listing standards, or interfere with the proper performance of his or her responsibilities;

•

Each director should possess experience, skills and attributes which enhance his or her ability to perform duties on our behalf. In assessing these qualities, the committee will consider such factors as (i) personal skills and attributes, (ii) expertise in the areas of accounting, marketing, strategy, financial reporting or corporate governance, or (iii) professional experience in the healthcare industry, as well as other factors that would be expected to contribute to an effective board of directors;

•	Each director should have the willingness and ability to devote the necessary time and effort to perform the duties and responsibilities of board membership; and

•

Each director should demonstrate his or her understanding that his or her primary responsibility is to our stockholders, and that his or her primary goal is to serve the best interests of those stockholders, and not his or her personal interest or the interest of a particular group.

In considering whether to recommend any candidate for inclusion in the slate of recommended nominees for our board of directors, including candidates recommended by stockholders, the committee applies the criteria set forth above.

In our continuing commitment to the crucial value of diverse experiences and perspectives, we seek a broad inclusive pool of board candidates.

The committee believes it is appropriate for our Interim President and Chief Executive Officer to serve as a member of our board of directors.

The committee currently has a policy of evaluating nominees recommended by stockholders in the same manner as it evaluates other nominees. We do not intend to treat stockholder recommendations in any manner different from other recommendations. Under our amended and restated bylaws, stockholders wishing to propose a director nominee should send the required information to our corporate secretary at Biocept, Inc., 9955 Mesa Rim Road, San Diego, California 92121. We have not received director candidate recommendations from our stockholders.

Science, Technology and Clinical Affairs Committee

During 2021, our science, technology and clinical affairs committee met three times. Our science, technology and clinical affairs committee is currently composed of three directors: Dr. Royston (who chairs the science, technology and clinical affairs committee), Mr. Hale and Dr. Chandler.

Our science, technology and clinical affairs committee’s responsibilities include:

•	Review and advise the board on the overall strategy, direction and effectiveness of our research and development and our clinical programs;

•	Evaluate and advise the board on our progress in achieving our long-term strategic research, development and clinical goals and objectives;

•	Identify and monitor emerging science, technology and regulatory developments, issues and trends which are relevant to our research and development strategy and clinical activities;

•	Assess and advise the board, as requested, on the committee’s view of the quality and competitiveness, from a scientific perspective of our research and development programs and clinical initiatives;

•

Review and evaluate the infrastructure and resources made available by us for our research and development projects and clinical programs at the request of the board. Upon review, the committee will make recommendations regarding such infrastructure and resources necessary to achieve our objectives;

•

Review and advise the board regarding the scientific, research and development, and intellectual property aspects of proposed transactions such as investments, acquisitions and intellectual property at the request of the board;

•	Meet with and liaise with, as well as review the recommendations from, our Scientific Advisory Board and Clinical Advisory Board; and

•	Conduct quarterly meetings with our Chief Scientific Officer, Medical Staff and Chief Executive Officer to assess and advise on clinical and scientific progress and initiatives.

Board Diversity

The Board Diversity Matrix, below, provides the diversity statistics for our board of directors.

Board Diversity Matrix (As of April 29, 2022)
Total Number of Directors	8

	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Codes of Conduct and Ethics

We have adopted a code of ethics that applies to our Interim Chief Executive Officer and other senior financial officers (including our Interim Chief Financial Officer and other senior financial officers performing similar functions), which is designed to meet the requirements of Item 406 of Regulation S-K. We have also adopted a code of business conduct that applies to all of our employees, officers and directors, which is designed to meet the requirements of the applicable Nasdaq Listing Rules. Each of these documents is available on our website at www.biocept.com by selecting the “Investor” icon at the top of the page, followed by the “Corporate Governance” hyperlink.

Hedging Policy

The Company’s insider trading and window period policy provides that no officer, director, other employee or consultant of the Company may engage in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to the Company’s stock at any time. In addition, no officer, director, other employee or consultant of the Company may margin, or make any offer to margin, any of the Company’s stock, including without limitation, borrowing against such stock, at any time.

Stockholder Communications with our Board of Directors

Stockholders seeking to communicate with our board of directors, as a whole, may send such communication to: Biocept, Inc., 9955 Mesa Rim Road, San Diego, California 92121, Attention: Senior Vice President, Chief Legal Officer and Chief Compliance Officer. Stockholders seeking to communicate with an individual director, in his or her capacity as a member of our board of directors, may send such communication to the same address to the attention of such individual director. We will promptly forward any such stockholder communication to each director to whom such stockholder communication is addressed to the address specified by each such director.

DIRECTOR COMPENSATION

In August 2021 and February 2022, upon recommendation from our compensation committee, our board of directors approved amendments to our non-employee director compensation policy. As amended, our non-employee director compensation policy incudes for the following cash and equity compensation:

•	Annual Retainer.

For service as a director: an annual cash retainer of $40,000 (in addition to any annual cash retainers otherwise paid).

•	Board Chair.

For service as Board Chair: an annual cash retainer of $50,000 (in addition to any annual cash retainers otherwise paid).

•	Lead Independent Director.

For service as Lead Independent Director: an annual cash retainer of $50,000 (in addition to any annual cash retainers otherwise paid).

•	Audit Committee.

For service as Chair of the audit committee: an annual cash retainer of $15,000 (in addition to any annual cash retainers otherwise paid).

For service as member of the audit committee other than as its Chair: an annual cash retainer of $7,500 (in addition to any annual cash retainers otherwise paid).

•	Compensation Committee.

For service as Chair of the compensation committee: an annual cash retainer of $10,000 (in addition to any annual cash retainers otherwise paid).

For service as member of the compensation committee other than as its Chair: an annual cash retainer of $5,000 (in addition to any annual cash retainers otherwise paid).

•	Nominating and Corporate Governance Committee.

For service as Chair of the nominating and corporate governance committee: an annual cash retainer of $10,000 (in addition to any annual cash retainers otherwise paid).

For service as member of the nominating and corporate governance committee other than as its Chair: an annual cash retainer of $5,000 (in addition to any annual cash retainers otherwise paid).

•	Science, Technology and Clinical Affairs Committee.

For service as Chair of the science, technology and clinical affairs committee: an annual cash retainer of $10,000 (in addition to any annual cash retainers otherwise paid).

For service as member of the science, technology and clinical affairs committee other than as its Chair: an annual cash retainer of $10,000 (in addition to any annual cash retainers otherwise paid).

•	Initial Awards.

For each non-employee director who is initially elected or appointed to the board: an option to purchase 10,000 shares of common stock.

•	Annual Awards.

For each non-employee director who (i) has been serving on the board for at least six months as of the date of any annual meeting of our stockholders and (ii) will continue to serve as a non-employee director immediately following such meeting: an option to purchase 10,000 shares of common stock.

The annual cash retainers shall be earned and paid on a calendar quarterly basis, subject to proration in the case of service during only a portion of a calendar quarter.

The per share exercise price of each option granted to our non-employee directors shall equal the fair market value of a share of common stock on the date the option is granted. Each such initial award shall vest and become exercisable in substantially equal installments on each of the first three anniversaries of the vesting commencement date, subject to continuing in service on the board through each such vesting date; provided, that all stock options under the non-employee director compensation policy shall vest in full upon the occurrence of a change in control. Each such annual award shall fully vest and become exercisable on the first anniversary of the vesting commencement date, subject to continuing in service on the board through each such vesting date; provided, that all stock options under the non-employee director compensation policy shall vest in full upon the occurrence of a change in control. The term of each such stock option shall be ten years from the date the option is granted. Upon a non-employee director’s cessation of service on the board for any reason, his or her stock options granted under the non-employee director compensation policy would, to the extent vested on the date of cessation of service, remain exercisable for 12 months following the cessation of his or her service on the board (or such longer period as the board may determine in its discretion on or after the date of such stock options).

On July 16, 2021, option awards exercisable for 10,000 shares of common stock each with a vesting commencement date of July 16, 2021 were granted under the 2013 Plan to each of the then six non-employee members of our board of directors related to the grant of annual awards for the 2021 annual meeting of our shareholders, in accordance with our non-employee director compensation policy in effect at the date of grant. These awards have a term of 10 years from the date of grant and an exercise price of $3.77 per share, which is equal to the closing price of our common stock on the date of grant. The grant date fair value of these awards of $3.58 per share was estimated using a Black-Scholes valuation model. The assumptions used in the Black-Scholes valuation model for these awards include a volatility rate of 390.54%, a risk-free interest rate of 0.80%, a dividend yield of 0.00%, and an expected term of 5.04 years.

On July 16, 2021, option awards exercisable for 10,000 shares of common stock with a vesting commencement date of July 16, 2021 were granted under the 2013 Plan to Antonino Morales and Linda Rubinstein in connection with their appointment to our board of directors, in accordance with the initial awards amounts noted above in this “Director Compensation” section. These awards have a term of 10 years from the date of grant and an exercise price of $3.77 per share, which is equal to the closing price of our common stock on the date of grant. The grant date fair value of these awards of $3.58 per share was estimated using a Black-Scholes valuation model. The assumptions used in the Black-Scholes valuation model include a volatility rate of 390.69%, a risk-free rate of 0.80%, a dividend yield of 0.00%, and an expected term of 5.08 years.

The following table reflects all compensation awarded to, earned by or paid to the non-employee directors during the fiscal year ended December 31, 2021:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Marsha A. Chandler, Ph.D.	54,055	35,800	89,855
Bruce E. Gerhardt, CPA	52,041	35,800	87,841
David F. Hale	36,113	35,800	71,913
Antonino Morales(2)	20,759	35,800	56,559
Samuel D. Riccitelli(3)	67,241	35,800	103,041
Ivor Royston, M.D.	49,045	35,800	84,845
Linda Rubinstein(4)	19,702	35,800	55,502
M. Faye Wilson, MBA	85,315	35,800	121,115

(1)

The amounts in the “Option Awards ($)” column reflect the grant date fair values of stock options granted during the year. These amounts are determined in accordance with the provisions of FASB ASC Topic 718, rather than an amount paid to or realized by the director.

(2)

Effective July 16, 2021, Antonino Morales was appointed to our board of directors. Upon his appointment to our board of directors, Mr. Morales received an option grant to purchase 10,000 shares of our common stock.

(3)	Effective July 1, 2021, Samuel Riccitelli was appointed as Chair of the board of directors.
(4)

Effective July 16, 2021, Linda Rubinstein was appointed to our board of directors. Upon her appointment to our board of directors, Ms. Rubinstein received an option grant to purchase 10,000 shares of our common stock.

The following table sets forth the number of option awards outstanding for each non-employee director as of December 31, 2021:

Name	Option Award (#)
Marsha A. Chandler, Ph.D.	13,270
Bruce E. Gerhardt, CPA	13,251
David F. Hale	13,389
Antonino Morales	10,000
Samuel D. Riccitelli	20,000
Ivor Royston, M.D.	13,255
Linda Rubinstein	10,000
M. Faye Wilson, MBA	13,282

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO OUR 2013 AMENDED AND

RESTATED EQUITY INCENTIVE PLAN AS AMENDED

Our 2013 Equity Incentive Plan was originally adopted by the board of directors on July 31, 2013 and was approved by the stockholders on August 6, 2013. Subsequent to its adoption, the 2013 Equity Incentive Plan was amended in 2015, 2016, 2017, 2018, 2019, 2020, and 2021. Throughout this Proxy Statement, we refer to the 2013 Equity Incentive Plan, as amended in 2015, 2016, 2017, 2018, 2019, 2020, and 2021, as the “2013 Plan.”

On April 23, 2022, the board of directors approved further amending the 2013 Plan to (i) increase the aggregate number of shares authorized for issuance under the 2013 Plan by 3,000,000 shares, and (ii) increase the aggregate number of authorized shares under the 2013 Plan that may be issued pursuant to the exercise of incentive stock options by 3,000,000 shares to an aggregate of 5,336,409 shares. Throughout this Proxy Statement, we refer to the 2013 Plan, as amended by the Board on April 23, 2022, as the “Amended 2013 Plan.” Awards granted pursuant to the terms of the 2013 Plan prior to this amendment shall continue to be governed by the terms of the 2013 Plan and not pursuant to this Amended 2013 Plan.

A description of the material terms of the Amended 2013 Plan are summarized below. The key differences between the terms of the 2013 Plan and the Amended 2013 Plan are as follows:

The Amended 2013 Plan provides that an additional 3,000,000 shares may be issued pursuant to stock awards (including shares issued upon the exercise of incentive stock options) granted under the Amended 2013 Plan, and (ii) the Amended 2013 Plan provides that a total of 5,336,409 shares may be issued pursuant to the exercise of incentive stock options.

If this Proposal 2 is approved by the stockholders, the Amended 2013 Plan will become effective upon the date of the Annual Meeting. In the event the stockholders do not approve this Proposal 2, the Amended 2013 Plan will not become effective and the 2013 Plan will continue in its current form.

Why Are We Requesting Additional Shares Now?

We compete with many life sciences companies to attract and retain talented employees at all levels, and equity awards are a critical component of our compensation philosophy and our annual compensation structure. Having the ability to grant equity awards is essential for us to be able to attract, motivate and retain a talented workforce. If we exhaust our remaining share reserve, we will be unable to issue new equity awards to our new and existing employees, consultants, officers and directors, and this would seriously hamper our ability to provide a competitive pay package to current and prospective employees. Approval of the Amended 2013 Plan will allow us to continue to grant equity awards at levels the board of directors or compensation committee determines to be appropriate in order to attract new employees, consultants and directors, retain our existing employees, consultants and directors and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value. Therefore, we believe that approval of the Amended 2013 Plan is in the best interest of the stockholders and us.

While we recognize that equity awards may have a dilutive impact on existing stockholders, we believe that we have managed our existing equity reserves carefully, and that our current level of dilution and “burn rate” is reasonable, as demonstrated in the tables below. We believe that this share increase request is necessary to provide us with a sufficient number of shares to enable us to grant equity awards to our employees, directors and consultants for approximately two years, however we note that various circumstances could alter this estimate.

Why You Should Vote to Approve the Amended 2013 Plan

We Manage Our Equity Award Use Carefully and Dilution Is Reasonable

The following table provides certain additional information regarding our 2007 Equity Incentive Plan, or the “2007 Plan,” and the 2013 Plan:

As of April 27, 2022 (Record Date)
Total aggregate number of shares of common stock subject to outstanding stock options	3,186,983
Weighted-average exercise price of outstanding stock options	$5.50
Weighted-average remaining term of outstanding stock options (years)	7.72
Total aggregate number of shares of common stock subject to outstanding full value awards	36
Total aggregate number of shares of common stock available for non-inducement grants under the 2013 Plan	586,068
Total number of shares of common stock available for inducement grants under the 2013 Plan	476,551
Total number of shares of common stock outstanding	16,904,191
Per-share closing price of common stock as reported on Nasdaq Capital Market	$1.56

The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal year 2021:

Fiscal Year 2021
Total number of shares of common stock subject to stock options granted	1,558,510
Total number of shares of common stock subject to full value awards granted	—
Weighted-average number of shares of common stock outstanding	14,775,805
Burn Rate	10.5%

The Amended 2013 Plan Combines Compensation and Corporate Governance Best Practices

The Amended 2013 Plan includes provisions that are designed to protect the stockholders’ interests and to reflect corporate governance best practices including:

•

Repricing and cashout of underwater awards is not allowed without stockholder approval. The Amended 2013 Plan prohibits the repricing of outstanding stock options and stock appreciation rights (“SARs”) and the cancellation of any outstanding stock options or SARs that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards without prior stockholder approval.

•

Stockholder approval is required for additional shares for current employees. The Amended 2013 Plan does not contain an annual “evergreen” provision. The Amended 2013 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares to current employees, allowing the stockholders to have direct input on our equity compensation programs.

•

No liberal share counting or recycling. The Amended 2013 Plan prohibits the following shares to become available again for issuance under the Amended 2013 Plan: (i) shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of an award; (ii) shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an award; and (iii) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of an award.

•

No liberal change in control provisions. The definition of change in control in the Amended 2013 Plan requires the consummation of an actual transaction so that no vesting acceleration benefits may occur without an actual change in control transaction occurring.

•

Minimum vesting requirement. The Amended 2013 Plan provides that, except with respect to inducement awards, stock awards generally may not vest at a rate faster than one year following the grant date (subject to certain exceptions).

•

Awards subject to forfeiture/clawback. Awards granted under the Amended 2013 Plan will be subject to recoupment in accordance with the requirements of any law, government regulation or listing requirement as well as any clawback policy that we adopt pursuant to such laws, regulations or requirements.

•

Double-Trigger vesting acceleration; limited discretion to accelerate. The Amended 2013 Plan provides for automatic vesting acceleration of awards on a “double-trigger” basis, requiring the holder to be terminated without cause or resign for good reason in connection with a change in control transaction in order to receive acceleration. The board of directors or compensation committee’s discretion to accelerate awards in connection with a change in control transaction is limited to a transaction where an award is not assumed, continued or substituted for in the transaction.

Description of the Amended 2013 Plan

The material features of the Amended 2013 Plan are summarized below, but the summary is qualified in its entirety by reference to the Amended 2013 Plan itself which is attached as Annex A to this proxy proposal.

Purpose

The purposes of the Amended 2013 Plan are: (i) to enable us to attract and retain the types of qualified employees, officers, directors, consultants and other service providers who will contribute to our long range success; (ii) to align the interests of employees, officers, directors, consultants and other service providers with those of the stockholders; (iii) to promote the success of our business; and (iv) with respect to inducement awards, provide an inducement material for certain individuals to enter into employment with us within the meaning of Nasdaq Listing Rule 5635(c)(4).

Types of Awards

The Amended 2013 Plan authorizes the grant of the following types of awards: stock options, SARs, restricted stock, restricted stock unit awards (“RSUs” and, together with the restricted stock, “Restricted Awards”), and performance compensation awards. Awards may be granted to employees, officers, non-employee board members, consultants and other service providers of us and our affiliates. However, incentive stock options (“ISOs”) may be granted only to employees, including officers.

Inducement awards that may be granted under the Amended 2013 Plan may include: (i) non-qualified stock options (“NSOs”), (ii) SARs, and (iii) Restricted Awards. Inducement awards may only be granted to individuals who satisfy the standards for inducement grants under Nasdaq Listing Rule 5635(c)(4) and the related guidance under Nasdaq IM 5635-1.

Shares Available for Awards

Under the Amended 2013 Plan, subject to certain changes in our capitalization, the aggregate number of shares of common stock that may be issued pursuant to awards from and after June 11, 2022 (the date of stockholder approval of the Amended 2013 Plan), will not exceed 5,336,409 (the “Share Reserve”) which is the sum of (1) 3,000,000 new proposed shares, plus (2) the 2,336,409 shares previously authorized for issuance under the 2013 Plan which were previously approved by the board of directors and stockholders, plus (3) any shares underlying outstanding awards that were granted under the Amended 2013 Plan or 2007 Plan that become available for issuance again from time to time under the Amended 2013 Plan because the awards are forfeited, terminated or expire, as further described below, excluding (4) 502,210 shares that may be issued solely pursuant to inducement awards.

Shares subject to awards that have been cancelled, expired unexercised, or are forfeited do not count as shares issued and therefore will again to that extent become available for issuance under the Amended 2013 Plan. However, shares in the following categories may not again be made available for issuance under the Amended 2013 Plan: (i) shares of common stock used to pay the exercise or purchase price of an award, including as a result of the net exercise of outstanding stock options, (ii) shares of common stock used to pay withholding taxes related to awards, (iii) shares of common stock covered by a stock-settled SAR that were not issued upon settlement of the SAR or (iv) shares of common stock repurchased by us on the open market with the proceeds of the exercise or purchase price of an award.

Eligibility

All of our 181 employees, 6 non-employee directors and 20 consultants as of March 31, 2022 are eligible to participate in the Amended 2013 Plan and may receive all types of awards other than ISOs. ISOs may be granted under the Amended 2013 Plan only to our employees (including officers) and employees of our affiliates.

The only persons eligible to receive grants of inducement awards under the Amended 2013 Plan are individuals who satisfy the standards for inducement grants under Nasdaq Listing Rule 5635(c)(4) and the related guidance under Nasdaq IM 5635-1. A person who previously served as an employee or director will not be eligible to receive inducement awards under the Amended 2013 Plan, other than following a bona fide period of non-employment.

We refer to eligible individuals who receive awards under the Amended 2013 Plan as “participants.”

Administration

The Amended 2013 Plan will be administered by our compensation committee. The compensation committee has the discretion to determine the individuals to whom awards may be granted under the Amended 2013 Plan, the number of shares of our common stock subject to each award, the type of award, the manner in which such awards will vest and the other conditions applicable to awards. The compensation committee is authorized to interpret the Amended 2013 Plan, to establish, amend and rescind any rules and regulations relating to the Amended 2013 Plan and to make any other determinations that it deems necessary or desirable for the administration of the Amended 2013 Plan. All decisions, determinations and interpretations by the compensation committee, and any rules and regulations under the Amended 2013 Plan and the terms and conditions of or operation of any award, are final and binding on all participants.

Notwithstanding the foregoing, the board of directors also has authority to take action expressly or implicitly in the capacity of the administrator of the Amended 2013 Plan, and the board of directors also may delegate, to the extent allowed under Delaware law and subject to Nasdaq Listing Rule 5635(c)(4) and the related guidance under Nasdaq IM 5635-1with regard to inducement awards, its authority to one or more members of the board of directors with respect to awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act.

The compensation committee, the board of directors and any authorized member of the board of directors authorized to administer the Amended 2013 Plan is considered to be the “Plan Administrator” for purposes of this Proposal 2.

Inducement Awards

On July 25, 2016, the board of directors approved an amendment to the 2013 Plan to reserve 11,111 shares of our common stock, on a post-reverse split basis, to be used exclusively for the grant of inducement awards in compliance with Nasdaq Listing Rule 5635(c)(4). Under the Amended 2013 Plan, an inducement award may be granted only to an employee who has not previously been an employee or a director of us or an affiliate, or following a bona fide period of non-employment, as an inducement material to the individual’s entering into employment with us within the meaning of Nasdaq Listing Rule 5635(c)(4). In addition, all such inducement awards must be granted by a committee consisting of the majority of our independent directors or our independent compensation committee, in either case in accordance with Nasdaq Listing Rule 5635(c)(4).

On December 1, 2020, the board approved an amendment to the 2013 Plan to reserve an additional 750,000 shares of our common stock to be used exclusively for the grant of inducement awards in compliance with Nasdaq Listing Rule 5635 (c)(4).

Repricing; Cancellation and Re-Grant of Stock Awards

Under the Amended 2013 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or SAR by reducing the exercise or strike price of the stock option or SAR or to cancel any outstanding stock option or SAR that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of the stockholders. Such approval must be obtained within 12 months prior to such repricing or cancellation and re-grant event.

Minimum Vesting Requirements

Under the Amended 2013 Plan, except with respect to inducement awards and subject to the provisions of the Amended 2013 Plan relating to treatment of stock awards in connection with a change in control, no stock option or SAR and effective for grants on or after June 11, 2022, no other Award (including an Award that that is a performance compensation award or otherwise vests based on performance goals) will vest (or, if applicable, be exercisable) until at least 12 months following the date of grant of the award; provided, however, that up to 5% of the Share Reserve (excluding inducement shares) may be subject to stock options or SARs which do not meet such vesting (and, if applicable, exercisability) requirements. The foregoing restriction does not apply to the Board’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a change in control, in the terms of the Award or otherwise.

Stock Options

Stock options may be granted under the Amended 2013 Plan pursuant to stock option award agreements. The Amended 2013 Plan permits the grant of stock options that are intended to qualify as ISOs and NSOs.

The exercise price of a stock option granted under the Amended 2013 Plan may generally not be less than 100% of the fair market value of our common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the Amended 2013 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option award agreement or in an employment agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 2 as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option award agreement or employment agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death, the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination. Except as explicitly provided otherwise in a participant’s stock option award agreement or employment agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the Amended 2013 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. A participant’s stock option award agreement may provide that the term of a stock option shall be extended if the exercise of the stock option following the participant’s termination of continuous service for any reason would violate the registration requirements under the Securities Act or any other state or federal securities law or rules of any securities exchange or interdealer quotation system. In no event, however, may a stock option be exercised after its original expiration date.

A participant may exercise a stock option by written notice and payment of the exercise price in cash or by check, or in the discretion of the Plan Administrator, in the form of an irrevocable commitment by a broker to pay over the net proceeds from a sale of the shares issuable under an option, the delivery of previously owned shares and/or withholding of shares deliverable upon exercise, net-exercise, or any combination of these methods, or in any other form of legal consideration that may be acceptable to the Plan Administrator.

Subject to certain minimum vesting requirements (see “Minimum Vesting Requirements” above), stock options granted under the Amended 2013 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended 2013 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended 2013 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended 2013 Plan other than by will or the laws of descent and distribution. However, ISOs can be transferred pursuant to a qualified domestic relations order and, subject to approval by the Plan Administrator, NSOs can be transferred without consideration to certain family members and other permitted transferees not prohibited by applicable tax and securities laws.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Amended 2013 Plan is 5,336,409 shares. The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs granted under the Amended 2013 Plan is the number of shares subject to the Amended 2013 Plan’s Share Reserve not including the inducement grant pool.

Stock Appreciation Rights

SARs may be granted under the Amended 2013 Plan pursuant to SAR award agreements. Each SAR is denominated in common stock share equivalents. The strike price of each SAR will be determined by the Plan Administrator but will generally not be less than 100% of the fair market value of the common stock subject to the SAR on the date of grant. Subject to certain minimum vesting requirements (see “Minimum Vesting Requirements” above), the Plan Administrator may also impose restrictions or conditions upon the vesting of SARs that it deems appropriate. The appreciation distribution payable upon exercise of a SAR may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator. Generally, the treatment of a SAR upon termination of a participant’s continuous service and restrictions on transfer of a SAR will be determined by the Plan Administrator and set forth in the SAR award agreement.

Restricted Stock Awards

Restricted stock awards may be granted under the Amended 2013 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, the participant’s past services performed for us or any of our affiliates, or future services to be performed for us or any of our affiliates, subject to applicable law and if permitted by the Plan Administrator. Subject to certain minimum vesting requirements (see “Minimum Vesting Requirements” above), shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator, which may include performance-based conditions. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Subject to the terms of the restricted stock award agreement, dividends paid on restricted stock generally will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Generally, the treatment of a restricted stock award upon termination of a participant’s continuous service will be determined by the Plan Administrator and set forth in the restricted stock award agreement.

Restricted Stock Unit Awards

Restricted Stock Unit, or RSU, awards may be granted under the Amended 2013 Plan pursuant to RSU award agreements. An RSU may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the RSU award agreement. Subject to certain minimum vesting requirements (see “Minimum Vesting Requirements” above), RSUs may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator, which may include performance-based conditions. Subject to the terms of the RSU award agreement, dividend equivalents generally may be credited in respect of shares of our common stock covered by an RSU, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying RSU. The treatment of a RSU upon termination of a participant’s continuous service will be determined by the Plan Administrator and set forth in the RSU award agreement.

Performance Compensation Awards

The Amended 2013 Plan allows us to grant performance compensation awards, which are awards denominated in shares of our common stock, cash or a combination thereof, which are earned during a specified performance period subject to the attainment of performance criteria.

Subject to certain minimum vesting requirements (see “Minimum Vesting Requirements” above), vesting of performance compensation awards may be subject to a requirement of continuous service and/or the satisfaction of one or more performance goals. The performance goals may vary from participant to participant, group to group, and period to period. Performance goals may be weighted for different factors and measures. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator.

Performance goals under the Amended 2013 Plan will be based on any one or more of the following performance criteria: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, stock price growth measures and total stockholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) regulatory milestones; (w) scientific milestones; (x) customer acquisition; (y) completion of partnering agreement; (z) workforce retention; (aa) completion of acquisitions or business expansion; and (bb) individual business objectives.

Performance goals may be based on a Biocept, Inc. or affiliate-wide basis, with respect to one or more business units, divisions, or our operational units or an affiliate or any combination thereof, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Our compensation committee or other authorized committee or the Plan Administrator is authorized to make appropriate adjustments in the method of calculating the attainment of performance goals for a performance period based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in our fiscal year.

Transferability

Awards granted under the Amended 2013 Plan generally may not be transferred in any manner other than by will or by the laws of descent and distribution and awards generally may not be transferred if the participant is to receive consideration in connection with the transfer. Stock options may be transferred in the limited circumstances described above under the section entitled “Stock Options.”

Clawback Policy

The Amended 2013 Plan provides that rights, payments and benefits with respect to an award granted under the Amended 2013 Plan will be subject to reduction, cancellation forfeiture or recoupment in recovery under any law, government regulation or listing requirement as well as any clawback policy that we adopt pursuant to such laws, regulations or requirements.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended 2013 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards; and (iv) the class(es) and maximum number of securities that may be issued pursuant to inducement awards.

Change in Control

In the event of a change in control of us (as defined in the Amended 2013 Plan and described below) in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the Amended 2013 Plan or substitute similar stock awards for such outstanding awards, then the Plan Administrator may, in its discretion and upon at least 10 days’ advance notice to the affected persons, accelerate the vesting (and exercisability, as applicable) of outstanding awards under the Amended 2013 Plan in full or in part to a date prior to the effective time of the change in control transaction and, to the extent not exercised (if applicable) at or prior to the effective time of the transaction, cancel all outstanding awards upon or immediately before the change in control and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards (including, at the Plan Administrator’s discretion, any unvested portion of the award) based upon the value per share of common stock received or to be received or deemed received by our other stockholders in the transaction. In the case of any stock option or SAR with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Plan Administrator may cancel the option or SAR without the payment of consideration therefor.

In addition, in the event of a participant’s termination of continuous service without cause or resignation for good reason during the 10 day period before a change in control or during the 12 month period following a change in control, all stock options and SARs under the Amended 2013 Plan will become immediately exercisable with respect to 100% of the shares subject to such stock options or SARs, and/or the restricted period will expire immediately with respect to 100% of the shares of restricted stock or RSUs as of the date of the participant’s termination or resignation.

With respect to performance compensation awards, in the event of a change in control, all incomplete performance periods in respect of such award in effect on the date the change in control occurs will end on the date of such change in control and the Plan Administrator will (i) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable participant partial or full awards with respect to performance goals for each such performance period based upon the Plan Administrator’s determination of the degree of attainment of performance goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Plan Administrator.

For purposes of the Amended 2013 Plan, a change in control generally will be deemed to occur in the event: (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of a merger or consolidation) of all or substantially all of the properties or our assets and our subsidiaries, to any person or group that is not one of our subsidiaries; (ii) the “incumbent directors” (as described below) cease to constitute at least a majority of the board of directors; (iii) a person, entity or group acquires beneficial ownership of 50% or more of either our then outstanding shares of common stock or of the combined voting power of our then outstanding securities; (iv) there is a consummated reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving us that requires our stockholder approval. Certain acquisitions and other transactions are exempted from the definition of a change in control, as further described in the Amended 2013 Plan, including a transaction where (a) immediately after such transaction more than 50% of the total voting power of the resulting entity is represented by the combined voting power of our outstanding voting securities immediately before the transaction in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction, (b) no person or group or any employee benefit plan sponsored or maintained by the surviving entity is the beneficial owner of 50% or more of the total voting power of the parent company of the surviving entity in the transaction and (c) at least a majority of the members of the board of directors of the parent company of the surviving entity were members of our board of directors at the time of approval of the initial agreement providing for such transaction. “Incumbent directors” for purposes of the definition of “change in control” means the individuals who are on the board of directors as of the original effective date of the 2013 Plan (July 31, 2013) or individuals whose nomination or election was approved by a vote of at least two-thirds of the incumbent directors then still on the board of directors.

Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the Amended 2013 Plan at any time. However, except as otherwise provided in the Amended 2013 Plan or an award agreement, no amendment or termination of the Amended 2013 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the Amended 2013 Plan as required by applicable law and listing requirements. No ISOs may be granted under the Amended 2013 Plan after May 7, 2028.

U.S. Federal Income Tax Consequences Associated with the Amended 2013 Plan

The following is a general summary of the principal United States federal income taxation consequences to participants and us under current law with respect to participation in the Amended 2013 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside or the rules applicable to deferred compensation under Section 409A of the Code. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Non-Statutory Stock Options. Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise of an NSO the participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date each such stock option is exercised over the stock option exercise price. The participant’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the participant exercises such stock option. Any subsequent gain or loss will be generally taxable as capital gains or losses. Subject to certain restrictions and limitations, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options. Generally, a participant is not subject to ordinary income tax upon the grant or exercise of an ISO, although the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of the ISO generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the ISO is exercised. If a participant holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the ISO, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the ISO, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

Upon a disqualifying disposition of shares in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to those shares. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on an exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the participant, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the participant includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

An ISO exercised more than three months after a participant terminates employment, other than by reason of death or disability, will be taxed as a NSO, and the participant will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the participant’s ordinary income, if any.

SARs. In general, the tax treatment of a SAR is similar to that of an NSO.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient for the shares. If a share is not vested when it is received, the participant generally will not recognize income until the share becomes vested, at which time the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the share on the date it becomes vested over any amount paid by the participant in exchange for the share. A participant may file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the participant receives the award, equal to the excess, if any, of the fair market value of the share on the date the award is granted over any amount paid by the participant for the share. The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from restricted stock awards will be the amount paid for such shares plus any ordinary income recognized either when the share is received or when the share becomes vested.

Subject to the satisfaction of certain reporting requirements and other conditions as described above, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

RSU Awards. Generally, a participant who receives a RSU structured to either comply with or be exempt from the requirements of Section 409A of the Code will recognize ordinary income at the time the shares of our common stock are delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the participant in exchange for the shares of our common stock. The participant’s basis in the shares will be the amount paid plus any ordinary income recognized when the shares are delivered. Subject to the satisfaction of certain reporting requirements and other conditions as described above, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Dividend Equivalents. A participant who receives a dividend equivalent with respect to an award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income. Subject to the satisfaction of certain reporting requirements and other conditions as described above, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Performance Compensation Awards. A participant who has been granted a performance compensation award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common stock, the participant generally will recognize ordinary income. Subject to the satisfaction of certain reporting requirements and other conditions as described above, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Impact of Section 409A of the Code. The Amended 2013 Plan provides for the grant of various types of awards which may not be exempt from Section 409A of the Code. If an award is subject to Section 409A of the Code, and if the requirements of Section 409A of the Code are not met, the taxable events as described above could apply earlier than described and also could result in the imposition of additional taxes and penalties.

Section 162 Limitations

Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

New Plan Benefits

Amended 2013 Plan
Name and position	Number of shares
Michael W. Nall President and Chief Executive Officer	(1)
All other current executive officers as a group (3 people)	(1)
All current directors who are not executive officers as a group (6 people)	(2)
All employees, including all current officers who are not executive officers, as a group (130 people)	(1)
All consultants as a group (6 people)	(1)

(1)

Awards granted under the Amended 2013 Plan to our executive officers and other employees, as well as consultants, are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2013 Plan, and we have not granted any awards under the Amended 2013 Plan subject to stockholder approval of this Proposal 2. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees, as well as consultants, under the Amended 2013 Plan are not determinable.

(2)

Awards granted under the Amended 2013 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2013 Plan. However, our cash and equity compensation policies for non-employee members of the board of directors establishes the number of shares subject to initial and annual stock option awards that automatically will be granted to our non-employee directors, whereby on the last day of the month of each annual meeting, each of our current non-employee directors who is to continue as a non-employee director (and who has been serving on the board of directors for at least 6 months as of the date the Annual Meeting) will be granted an annual stock option award under the Amended 2013 Plan consisting of an option to purchase 10,000 shares of our common stock or 10,000 shares for each non-employee director who is initially elected or appointed to the board, with a one-year vesting period commencing on such year’s annual meeting date.

Plan Benefits

The following table provide the aggregate number of equity awards granted pursuant to the Amended 2013 Plan as of April 27, 2022 to the following (in each case, as adjusted for applicable reverse stock splits of our common stock):

Amended 2013 Plan
Name and position	Number of shares subject to grant
Michael W. Nall, President and Chief Executive Officer and Director	491,303
Timothy C. Kennedy, Chief Financial Officer, Chief Operating Officer and Corporate Secretary	278,832
Michael C. Dugan, M.D., Senior Vice President, Chief Medical Officer and Medical Director	224,490
All Current Executive Officers as a Group	1,047,039
All Current Non-Executive Directors as a Group	76,464
All Current Employees as a Group (including all current non-executive officers)	2,759,401
Marsha A. Chandler, Ph.D., a director nominee	13,270
Ivor Royston, M.D., a director nominee	13,257
Each Associate of any Director, Executive Officer or Nominee	0
Each Other Current 5% Holder or Future 5% Recipient	0

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to approve the Amended 2013 Plan. Abstentions will have the same effect as an “Against” votes. Broker non-votes will have no effect.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

At our 2020 Annual Meeting of Stockholders, the stockholders indicated their preference that we solicit a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay vote,” every year. The board of directors has adopted a policy that is consistent with that preference. In accordance with that policy, this year, we are again asking the stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests.

Accordingly, the board of directors is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

Because the vote is advisory, it is not binding on the board of directors or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the board of directors and, accordingly, the board of directors and the compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on such matter. Abstentions will have the same effect as “Against” votes. Broker non-votes will have no effect.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM [NULL]

On April 7, 2022, Mayer Hoffman McCann P.C. (“MHM”), our independent registered public accounting firm notified us that it has decided to decline to stand for re-appointment as our independent registered public accounting firm. MHM will remain our independent registered public accounting firm through the earlier of the date that we engage a new independent registered public accounting firm and May 24, 2022. As described below, the decision to decline to stand for re-appointment as our independent registered public accounting firm of the Company was not the result of any disagreement with MHM.

MHM’s audit reports on our financial statements as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2021 and 2020, and in the subsequent interim periods as of the date of this Proxy Statement, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K between us and MHM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of material weaknesses in the Company’s internal controls over financial reporting as disclosed in Part II, Item 9A of our Form 10-K for the year ended December 31, 2021, related to (a) the operating effectiveness of our internal controls to timely identify and report all of its outstanding invoices and potential unrecorded liabilities and (b) the operating effectiveness of the our internal controls to determine certain estimates and the timely review of such estimates.

The disclosure set forth above was also included our current report on Form 8-K, filed with the SEC on April 12, 2022 (the “Item 4.01 8-K”). In connection with the Item 4.01 8-K, we provided MHM with a copy of the disclosures made therein prior to the Item 4.01 8-K and requested that MHM furnish us with a copy of their letter addressed to the SEC stating whether or not it agrees with the statements made therein and, if it does not agree, the respects in which it does not agree, in accordance with Item 304(a)(3) of Regulation S-K. A copy of MHM’s letter dated April 11, 2022, is attached as Exhibit 16.1 to the Item 4.01 8-K.

As a result of MHM’s decision not to stand for re-appointment as our independent registered public accounting firm, we are not including our customary auditor ratification proposal in this Proxy Statement. Representatives of MHM will not be attending the Annual Meeting or available to answer questions.

AUDIT AND ALL OTHER FEES

The following table presents the fees billed to us for professional services related to the years ended December 31, 2021 and 2020 by MHM and its affiliate, CBIZ MHM, LLC:

	2021	2020
Audit Fees(1)	$632,194	$276,602
Audit-Related Fees	—	—
Tax Fees(2)	20,475	21,311
All Other Fees(3)	—	—

Total	$652,669	$297,913

(1)

Audit Fees consist of fees billed for professional services performed by MHM, including out-of-pocket expenses. The amounts presented relate to the audit of our annual financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, review of our registration statements on Forms S-3 and S-8, and related services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Tax Fees consist of fees billed for professional services relating to tax compliance, tax advice, and tax planning billed by MHM’s affiliate, CBIZ MHM, LLC, including out-of-pocket expenses. MHM leases substantially all of its personnel, who work under the control of MHM shareholders, from wholly-owned subsidiaries of CBIZ, Inc., including CBIZ MHM, LLC, in an alternative practice structure. Our audit committee approved all of 2021 and 2020 tax fees.

(3)	All Other Fees consist of fees for other permissible work not included within the above category descriptions.

Our audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of MHM, and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the audit committee. These services may include audit services, audit- related services, tax services and other services. Our audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

EXECUTIVE OFFICERS

Our executive officers, and their respective ages and positions with us as of the date of this Proxy Statement, are as follows:

Name	Age	Position
Samuel D. Riccitelli	63	Interim President and Chief Executive Officer and Director
Antonino Morales	66	Interim Chief Financial Officer
Michael C. Dugan, M.D.	59	Senior Vice President, Chief Medical Officer and Medical Director
Philippe Marchand, Ph.D.	58	Chief Operations Officer
Darrell Taylor	57	Senior Vice President, Chief Legal Officer and Chief Compliance Officer
Michael Terry	67	Senior Vice President, Corporate Development

Mr. Riccitelli’s biography can be found under the heading “Members of Our Board of Directors.”

Mr. Morales’s biograph can be found under the heading “Members of Our Board of Directors.”

Michael C. Dugan, M.D. joined us as Senior Vice President, Chief Medical Officer and Medical Director in August 2020. Dr. Dugan leads our clinical strategic development as CMO and oversees our CAP accredited CLIA clinical laboratory as Medical Director. He is an experienced physician and biotech executive who has directed several major commercial reference laboratories and helped launch numerous novel molecular diagnostic assays and platforms used in oncology, infectious disease and public health applications such as cancer screening, monitoring, diagnosis and therapy selection. Dr. Dugan has held leadership positions with Clinical Genomics, Exact Sciences, Genzyme Genetics (acquired by LabCorp), Quest Diagnostics (including acquired companies AmeriPath and Specialty Laboratories), and UCLA. A graduate of the University of Notre Dame where he received a B.S. in Biology and University of Arizona College of Medicine, he completed his post-graduate medical education in anatomic pathology at Yale-New Haven Hospital and continued training in pathology and laboratory medicine at Children’s Hospital Los Angeles and UCLA. He is board-certified in Anatomic and Clinical Pathology.

Philippe Marchand, Ph.D. joined us as Chief Operations Officer in March 2022. Prior to his appointment as Chief Operations Officer, Dr. Marchand, served as a consultant to the Company since February 2022, providing operational services. Dr. Marchand served as Chief Operating Officer of Biosplice Therapeutics, Inc., or Biosplice, a privately held biopharmaceutical company, since January 2017 until March 2022, and as Senior Vice President, Operations of Biosplice from March 2015 to January 2017. Dr. Marchand received an M.S. and a Ph.D. from the Université de Haute Alsace, France.

Darrell Taylor joined us as Senior Vice President, Chief Legal Officer and Chief Compliance Officer in December 2021. Mr. Taylor has more than 30 years of healthcare and leadership experience, including over 20 years as a healthcare attorney with experience as legal regulatory and compliance counsel to global biopharmaceutical companies and biotech start-ups. Most recently, Mr. Taylor served as Chief Compliance Officer for Precision Diagnostics from July 2020 to December 2021. Previous to his in-house positions, Mr. Taylor was an attorney with DLA Piper from 2005 to 2013. Mr. Taylor earned his J.D. from the University of Notre Dame Law School and his B.S.M.T. from The University of Texas Medical Branch.

Michael Terry joined us as Senior Vice-President of Commercial Operations in February 2017. Mr. Terry has previously served as Executive Vice President, Commercial Operations and Corporate Development of Trovagene, Inc. from 2012 to 2014, as well as Executive Vice President of Sequenom, Inc., where he managed global commercial operations from 2003 to 2005. Mr. Terry’s career also includes four years at GE Healthcare’s Marquette Medical division, where he held executive positions in sales management, commercial operations and eBusiness from 1997 to 2001. Mr. Terry has also served as the Executive Vice President of European Operations for Lumenis Ltd., Vice President of Global Sales for Aspect Medical Systems Inc., and Chief Executive Officer of Ligand Diagnostics. Mr. Terry earned a B.S. in Economics and Business from the University of Wisconsin – Madison.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of March 31, 2022 by:

•	each person, or group of affiliated persons, whom we know to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors and director nominees; and

•	all of our current executive officers and directors as a group.

Applicable percentages are based on 16,904,191 shares outstanding on March 31, 2022, adjusted as required by rules promulgated by the SEC.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before May 30, 2022, which is 60 days after March 31, 2022. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o Biocept, Inc., 9955 Mesa Rim Road, San Diego, California 92121.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors:
Marsha A. Chandler, Ph.D.(1)	2,542	*
Michael C. Dugan, M.D. (2)	72,721	*
Bruce E. Gerhardt(3)	3,039	*
David F. Hale(4)	4,011	*
Timothy C. Kennedy(5)	192,784	1.13%
Antonino Morales(6)	9,375	*
Michael W. Nall(7)	322,177	1.88%
Samuel D. Riccitelli(8)	18,958	*
Ivor Royston, M.D.(9)	2,562	*
Linda Rubinstein	—	*
M. Faye Wilson(10)	2,605	*
All Current Executive Officers and Directors as a group (12 persons) (11)	156,056	*

*	Less than 1%.
(1)

Includes 2,520 shares of common stock underlying stock options. The number of shares beneficially owned also includes 17 shares held by Dr. Chandler and 5 outstanding shares held by a family trust affiliated with Dr. Chandler.

(2)	Includes 72,151 shares of common stock underlying stock options.
(3)

Includes 455 shares of common stock and 2,501 shares of common stock underlying stock options. The calculation of the percentage of shares beneficially owned also includes 83 shares for which common stock warrants held by Mr. Gerhardt are exercisable at per share prices of $150.00 according to prices set in our January 2018 public offering.

(4)

Includes 796 shares held by Mr. Hale’s individual retirement account, 3,114 shares held by Hale BioPharma Ventures LLC, which is controlled by Mr. Hale, and 101 shares held by the Hale Family Trust, which is controlled by Mr. Hale as co-trustee.

(5)	Includes 192,497 shares of common stock underlying stock options. Mr. Kennedy resigned from our company effective February 15, 2022.
(6)	Includes 9,375 shares of common stock underlying stock options.
(7)

Includes 321,762 shares of common stock underlying stock options. Includes 250 outstanding shares held by Mr. Nall and 165 outstanding shares held by a family trust. Mr. Nall resigned from our company effective February 15, 2022.

(8)	Includes 18,958 shares of common stock underlying stock options.
(9)

Includes 2,505 shares of common stock underlying stock options. Includes 32 outstanding shares of common stock owned by Dr. Royston’s individual retirement account, 15 shares held in a family trust and 10 shares held in an individual trust account.

(10)

Includes 2,532 shares of common stock underlying stock options. Includes 71 outstanding shares of common stock held by Ms. Wilson and 2 outstanding shares of common stock held by Ms. Wilson’s individual retirement account.

(11)

Consists of the shares described in notes (1) through (4), (6) and (8) through (18) above, as well as an aggregate of 9 shares of common stock and 40,373 shares of common stock underlying stock options beneficially owned by executive officers not named in the table above.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation awarded to or earned in our last two fiscal years by our principal executive officer and our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers as of December 31, 2021. The persons listed in the following table are referred to herein as the “named executive officers.”

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)		Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	Other Compensation ($)(4)		Total ($)
Michael W. Nall(5)	2021	513,000		15,000	(6)	645,517	—	11,974	(7)	1,185,491
Former President and Chief Executive Officer	2020	495,000		—		1,043,830	235,125	9,600	(7)	1,783,555
Timothy C. Kennedy(8)	2021	374,969		15,000	(6)	345,295	—	11,793	(9)	747,057
Former Chief Financial Officer, Chief Operating Officer	2020	344,877	(6)	—		596,474	150,000	9,450	(9)	1,100,801
Michael C. Dugan, M.D.(10)	2021	390,000		15,000	(6)	517,942	—	8,308	(11)	926,705
Senior Vice President, Chief Medical Officer and Medical Director	2020	—		—		—	—			—

(1)

The “Salary ($)” column includes salary earned for each named executive officer and the net increase/(decrease) in each named executive officer’s accrued vacation balance, or accrued vacation, in each of the years ended December 31, 2021. Accrued vacation was not included in each named executive officer’s compensation for the year ended December 31, 2020.

(2)

The amounts in the “Option Awards ($)” column reflect the grant date fair values of stock options granted during the year. These amounts are determined in accordance with the provisions of FASB ASC Topic 718, rather than an amount paid to or realized by the executive officer. For a description of these stock options see “Narrative Disclosure to Summary Compensation Table” within this “Executive Compensation” section.

(3)

The “Non-equity Incentive Compensation Plan Compensation ($)” column includes discretionary amounts earned by each named executive officer pursuant to an employment agreement or our approved Annual Incentive Plan as described further below under “Narrative Disclosure to Summary Compensation Table.”

(4)

The “Other Compensation ($)” column includes amounts earned by each named executive officer but not otherwise included in amounts within the “Salary ($),” “Option Awards ($),” or “Non-equity Incentive Plan Compensation ($)” columns.

(5)	Mr. Nall resigned from the Company effective February 15, 2022.
(6)	The amount disclosed represents a discretionary bonus paid to the named executive officers in recognition of their efforts for fiscal year ended December 31, 2021.
(7)

2021 “Other Compensation” amount includes $8,700 401(k) company match benefit we provided, as well as $3,274 of employer paid life insurance premiums for the benefit of Mr. Nall. 2020 “Other Compensation” amount includes $8,550 401(k) company match benefit we provided, as well as $900 of employer paid life insurance premiums for the benefit of Mr. Nall.

(8)	Mr. Kennedy resigned from the Company effective February 15, 2022.
(9)

2021 “Other Compensation” amount includes $8,700 401(k) company match benefit we provided, as well as $3,093 of employer paid life insurance premiums for the benefit of Mr. Kennedy. 2020 “Other Compensation” amount includes $8,550 401(k) company match benefit we provided, as well as $900 of employer paid life insurance premiums for the benefit of Mr. Kennedy.

(10)	Dr. Dugan became a named executive officer in 2021 and as such his 2020 compensation is not included in the summary compensation table above.
(11)	2021 “Other Compensation” amount includes $8,308 401(k) company match benefit we provided to Dr. Dugan.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

We have entered into employment with each of our named executive officers. The employment agreements set forth the executive officer’s initial base salary, annual bonus opportunity and eligibility to participate in our employee benefit plans. Each of our named executive officers is employed “at will.” For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers, see the subsection titled “—Potential Payments upon Termination or Change in Control” below.

Michael W. Nall

We entered into an employment agreement effective as of August 26, 2013, which was subsequently amended on November 6, 2015 and November 1, 2017, with Michael W. Nall, or collectively, the CEO Employment Agreement, in connection with his appointment as our Chief Executive Officer and President. Pursuant to the CEO Employment Agreement, Mr. Nall was initially entitled to receive an annual base salary of $200,000, which was subsequently increased to $350,000 upon the completion of the IPO, and thereafter periodically increased in the discretion of our board of directors/ the compensation committee of our board of directors, and was initially eligible to earn an annual performance bonus of $100,000 in the sole discretion of our board of directors. In 2021, Mr. Nall’s base salary was increased to $519,000 and was eligible to receive his annual performance bonus as a participant in our Annual Incentive Plan, as described further below.

Mr. Nall resigned from his position as the President and Chief Executive Officer of the Company effective on February 15, 2022. Pursuant to the Separation Agreement that we entered into with Mr. Nall, we agreed to provide Mr. Nall with the severance benefits he would have been entitled to receive under the CEO Employment Agreement in the event of a termination without cause, as discussed further below.

Timothy C. Kennedy

We entered into an employment agreement effective July 25, 2016 with Timothy Kennedy, or the CFO Employment Agreement, in connection with his appointment as our Chief Financial Officer and Senior Vice President of Operations and Corporate Secretary, which also governed the terms of his employment as our Chief Operating Officer. Pursuant to the CFO Employment Agreement, Mr. Kennedy was initially entitled to receive an annual base salary of $305,000, and an annual performance bonus equal to 40% of his then current base salary pursuant to the terms of the Company’s Annual Incentive Plan. In 2021, Mr. Kennedy’s base salary was increased to $385,000 and he was eligible to receive his annual performance bonus as a participant in our Annual Incentive Plan, as described further below.

Mr. Kennedy resigned from his position as the Chief Financial Officer, Chief Operating Officer and Secretary of the Company effective on February 15, 2022. Pursuant to the Separation Agreement that we entered into with Mr. Kennedy, we agreed to provide Mr. Kennedy with the severance benefits he would have been entitled to receive under the CFO Employment Agreement in the event of a termination without cause, as discussed further below.

Michael C. Dugan, M.D.

We entered into an employment agreement, or the CMO Employment Agreement effective August 10, 2020 with Michael C. Dugan, M.D. in connection with his appointment as our Senior Vice President, Chief Medical Officer and Medical Director. Pursuant to the CMO Employment Agreement, Dr. Dugan was initially entitled to receive an annual base salary of $360,000. In 2021, Dr. Dugan’s base salary was increased to $400,000. In 2021, Dr. Dugan was eligible to receive his annual performance bonus as a participant in our Annual Incentive Plan, as described further below.

Annual Incentive Plan

On May 19, 2014, the compensation committee of our board of directors approved an annual incentive plan, or the Annual Incentive Plan, to provide our employees, including our executive officers, with an incentive for such employees to perform to the best of their abilities, to further our growth, development and financial success, and to enable us to attract and retain highly qualified employees. Each named executive officer is eligible for an award based upon the achievement of certain pre-established corporate performance goals and objectives approved by the compensation committee and, with respect to our named executive officers other than our chief executive officer, pre-established individual performance goals and objectives approved by the compensation committee.

Pursuant to the terms of our Annual Incentive Plan, for 2020 and 2021, Mr. Nall was eligible to receive an annual bonus in an amount up to 50% of his annual base salary, based solely on the achievement of pre-determined corporate goals and objectives, and each of Messrs. Kennedy and Dugan were eligible to receive an annual bonus in an amount up to 35% of their respective annual base salary, based 80% on the achievement of pre-determined corporate goals and objectives, and 20% on the achievement of predetermined individual goals and objectives.

In March 2021, our compensation committee determined that the pre-established goals for fiscal year ended December 31, 2020 were achieved at 95% and approved an annual bonus for Mr. Nall in the amount of $235,125 and for Mr. Kennedy in the amount of $150,000. In February 2022, our board of directors determined that the pre-established goals for fiscal year ended December 31, 2021 were not achieved at a level sufficient to warrant payout under the Annual Incentive Plan, and instead approved a discretionary bonus of $15,000 for each of our named executive officers, as described further in the “Summary Compensation Table” above.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align the interests our stockholders with those of our employees, non-employee directors and consultants, including our named executive officers. Our board of directors or an authorized committee thereof is responsible for approving equity grants.

We have historically used stock options and restricted stock unit awards as an incentive for long-term compensation to our named executive officers because stock options allow our named executive officers to realize value from this form of equity compensation only if our stock price increases, and restricted stock unit awards align the interests of our named executive officers with the interests of our stockholders generally.

On October 1, 2020, our board of directors approved the issuance of 241,500 time-based stock options to Mr. Nall under the 2013 Plan, which were granted on October 1, 2020. The exercise price of the time-based stock options of $4.50 per share is equal to the closing price of our common stock on the date of grant, and each such option has a term of 10 years from the date of grant. This stock option award vests over a three-year period in equal monthly installments over 36 months from the vesting commencement date, or October 1, 2020, through October 1, 2023, subject to continuous service through each such date.

On September 2, 2021, our board of directors approved the issuance of 100,000 time-based stock options to Mr. Nall under the 2013 Plan, which were granted on September 2, 2021. The exercise price of the time-based stock options of $3.76 per share is equal to the closing price of our common stock on the date of grant, an each such option has a term of 10 years from the date of grant. This stock option award vests over a three-year period in equal monthly installments over 36 months from the vesting commencement date, or September 2, 2022, through September 2, 2025, subject to continuous service through each such date.

On October 1, 2020 our board of directors approved the issuance of 138,000 time-based stock options to Mr. Kennedy under the 2013 Plan, which were granted on October 1, 2020. The exercise price of the time-based stock options of $4.50 per share is equal to the closing price of our common stock on the date of grant, and each such option has a term of 10 years from the date of grant. This stock option award vests over a three-year period in equal monthly installments over 36 months from the vesting commencement date, or October 1, 2020, through October 1, 2023, subject to continuous service through each such date.

On August 31, 2021 our board of directors approved the issuance of 100,000 time-based stock options to Mr. Kennedy under the 2013 Plan, which were granted on August 31, 2021. The exercise price of the time-based stock options of $3.62 per share is equal to the closing price of our common stock on the date of grant, and each such option has a term of 10 years from the date of grant. This stock option award vests over a three-year period in equal monthly installments over 36 months from the vesting commencement date, or August 31, 2021, through August 31, 2024, subject to continuous service through each such date.

On August 31, 2021, our board of directors approved the issuance of 150,000 time-based stock options to Dr. Dugan under the 2013 Plan, which were granted on August 31, 2021. The exercise price of the time-based stock options of $3.62 per share is equal to the closing price of our common stock on the date of grant. This stock option award vests over a three-year period in equal monthly installments over 36 months from the vesting commencement date, or August 31, 2021, through August 31, 2024, subject to continuous service through each such date.

All stock options are granted with an exercise price per share that is no less than the fair market value of our common stock on the date of grant of such award. Our stock option awards to our named executive officers may be subject to acceleration of vesting and exercisability under certain termination and change in control events.

OUTSTANDING EQUITY AWARDS

The following table sets forth certain information, on an award-by-award basis, concerning unexercised options to purchase common stock that have not yet vested for each named executive officer, which were outstanding as of December 31, 2021.

		Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)(3)	Option Expiration Date
Michael W. Nall	7/31/2013	21	—	4,662.00	7/30/2023
	7/31/2013	89	—	4,662.00	7/30/2023
	6/12/2014	83	—	4,815.00	6/11/2024
	8/31/2015	55	—	1,809.00	8/30/2025
	8/31/2015	111	—	1,809.00	8/30/2025
	8/31/2015	22	—	1,809.00	8/30/2025
	2/29/2016	16	—	1,206.00	2/28/2026
	2/29/2016	39	—	1,206.00	2/28/2026
	2/29/2016	34	—	1,206.00	2/28/2026
	5/31/2017	427	—	450.00	5/30/2027
	5/31/2017	572	—	450.00	5/30/2027
	4/30/2019	37,674	18,837	9.10	4/29/2029
	4/30/2019	6,811	3,663	9.10	4/29/2029
	4/30/2019	515	—	9.10	4/29/2029
	10/1/2020	81,352	110,547	4.50	9/31/2030
	10/1/2020	12,565	37,036	4.50	9/31/2030
	9/2/21	8,333	91,667	3.76	9/1/2031
Timothy C. Kennedy	7/29/2016	222	—	585.00	7/28/2026
	7/29/2016	55	—	585.00	7/28/2026
	5/31/2017	166	—	450.00	5/30/2027
	4/30/2019	19,340	9,671	9.10	4/29/2029
	4/30/2019	7,326	3,663	9.10	4/29/2029
	10/1/2020	19,439	37,036	4.50	9/30/2030
	10/1/2020	34,228	47,297	4.50	9/30/2030
	8/31/2021	11,111	88,889	3.62	8/30/2031
Michael C. Dugan, M.D.	8/31/2020	1,830	3,660	6.70	3/30/2030
	10/1/2020	23,350	39,361	4.50	9/30/2030
	10/1/2020	3,483	2,806	4.50	9/30/2030
	8/31/2021	16,667	133,333	3.62	8/30/2031

(1)	All option awards were granted under our 2013 Plan.
(2)	The scheduled vesting dates, after December 31, 2021, of these options were as follows:

Mr. Nall: For the option awards granted on July 31, 2013, June 12, 2014, August 31, 2015, February 29, 2016 and May 31, 2017 in the table above, all options awarded are vested and exercisable. For the first and second option awards granted on April 30, 2019, 1,178 and 229 of the shares vested monthly May 2020 through February 2022 and 2,748 shares vested in February 2022 pursuant to Mr. Nall’s separation agreement. For the first option award granted on October 1, 2020, 77,712 shares vested in February 2022 pursuant to Mr. Nall’s separation agreement. For the second option award granted on October 1, 2020, 6,708 shares vest from January to February 2022 and 2,788 shares vested in February 2022 pursuant to Mr. Nall’s separation agreement. For the option award granted on September 2, 2021 2,777 shares vest monthly in January and February 2022 and in February 2022 33,333 shares vested pursuant to Mr. Nall’s separation agreement.

Mr. Kennedy: For the option awards granted on July 29, 2016 and May 31, 2017 in the table above, all options awarded are vested and exercisable. For the first option award granted on April 30, 2019, 604 shares vest monthly January 2022 to February 2022 and in February 2022 7,252 shares vested pursuant to Mr. Kennedy’s separation agreement. For the second option award granted on April 30, 2019, 229 option shares vests monthly from January 2022 to February 2022. For the first option award granted on October 1, 2020, 3,833 shares vest monthly from January 2022 to February 2022 and in February 2022 8,538 shares vested pursuant to Mr. Kennedy’s separation agreement. For the second option award granted on October 1, 2020, 37,462 shares vested in February 2022 pursuant to Mr. Kennedy’s separation agreement. For the option award granted on August 31, 2021 2,777 shares vest monthly in January 2022 and February 2022 and 33,333 shares vested in February 2022 pursuant to Mr. Kennedy’s separation agreement.

Dr. Dugan: For the option award granted on August 31, 2020, 114 shares vest monthly from January 2022 to July 2023 and the remainder vesting in August 2023, subject to continuing service. For the first option award granted on October 1, 2020, 1,742 shares vest monthly from January 2022 to September 2023 and the remainder vesting in October 2023, subject to continuing service. For the second option award granted on October 1, 2020, 175 shares vest monthly from January 2022 to September 2023 and the remainder vesting in October 2023, subject to continuing service. For the option award granted on August 31, 2021, 4,167 shares vest monthly from January 2022 to July 2024 with the remainder vesting in August 2024, subject to continuous service.

(3)

All option awards were granted with a per share exercise price equal to the fair market value of one share of our common stock on the date of grant, as determined in good faith by our board of directors or compensation committee thereof.

Options held by certain of our named executive officers may be eligible for accelerated vesting under specified circumstances. Please see the section below titled “—Potential Payments upon Termination or Change-In-Control” for a description of such potential acceleration.

Potential Payments upon Termination or Change-In-Control

Mr. Nall’s CEO Employment Agreement provided that in the event of termination of his employment by us without cause or his resignation for good reason (each, as defined in the CEO Employment Agreement), the vesting of any of his outstanding unvested stock options and RSUs which would have vested over the following 12 months will accelerate (unless the applicable stock option or RSU agreement provides for more favorable acceleration terms). The CEO Employment Agreement further provided that if he has a separation from service as a result of his termination without cause or his resignation with good reason then, provided that he gives us an effective waiver and release of claims, he will be entitled to 12 months’ salary and up to 12 months of COBRA premiums (or substantially equivalent health insurance coverage). Mr. Nall resigned from the Company in February 2022 and entered into a Separation Agreement with the Company, as described further below. Mr. Nall’s CEO Employment Agreement also provided that in the event of a change of control (as defined in the CEO Employment Agreement), if the surviving corporation did not assume, continue, or substitute Mr. Nall’s then outstanding stock awards, then all unvested awards would accelerate and vest in full immediately prior to the change of control, subject to Mr. Nall’s continuous service immediately prior to such change in control. In addition, if during the 10-day period before a change of control or during the 12-month period following a change of control, Mr. Nall’s employment was terminated without cause or Mr. Nall resigned for good reason, then the vesting of each of Mr. Nall’s outstanding unvested stock awards will accelerate immediately,

Mr. Kennedy’s CFO Employment Agreement provided that in the event of termination of his employment without cause or if he resigns with good reason (each, as defined in the CFO Employment Agreement), subject to his execution and non-revocation of a release of claims in favor of the Company, Mr. Kennedy would be entitled to receive a lump sum payment equal nine months of Mr. Kennedy’s then current base salary, reimbursement of up to nine months of COBRA premiums, and the vesting of any of his outstanding unvested stock awards that were subject to time-based vesting and which would have vested over the following 12 months will accelerate. Mr. Kennedy’s CFO Employment Agreement also provides that in the event of termination of his employment without cause or resignation for good reason (each, as defined in the CFO Employment Agreement) within three months before or 12 months after a change in control (as defined in the CFO Employment Agreement), then, provided that he gives us an effective waiver and release of claims, he will be entitled to 12 months’ salary paid as a lump sum, plus up to 12 months of COBRA premiums, and all of his then-outstanding stock options and other equity awards covering our common stock that were subject to time-based vesting will accelerate and fully vest. Mr. Kennedy resigned from the Company in February 2022 and entered into a Separation Agreement with the Company, as described further below.

Dr. Dugan’s CMO Employment Agreement provides that in the event of termination of his employment without cause or if he resigns with good reason (each, as defined in the CMO Employment Agreement), and subject to his execution and non-revocation of a release of claims, Dr. Dugan will be entitled to receive a cash payment equal to three moths of Dr. Dugan’s then current base salary, payable either in a lump sum or in equal monthly installments, and reimbursement of up to three months of COBRA premiums. In addition, if Dr. Dugan is terminated without cause or resigns for good reason within the three months before or 12 months after a change in control

(as defined in the CMO employment Agreement), then, provided that he gives us an effective waiver and release of claims, he will be entitled to receive a cash payment equal to three months of Dr. Dugan’s then current base salary, payable either in a lump sum or in equal monthly installments, reimbursement of up to three months of COBRA premiums, and all of his then-outstanding stock options and other equity awards subject to time-based vesting covering our common stock will accelerate and fully vest.

In addition, we only have the discretion to accelerate the vesting of awards under the 2013 Plan in connection with a change of control if an outstanding award is not assumed, continued or substituted for by the surviving or acquiring corporation (or its parent company).

Separation Agreements with Mr. Nall and Mr. Kennedy

In February 2022, we entered into a separation agreement, the Separation Agreements, with each of Messrs. Nall and Kennedy effecting their resignations. Pursuant to the terms of the Separation Agreements, we paid each of Messrs. Nall and Kennedy all accrued salary and any and all accrued and unused paid time off earned through each of their separation dates, February 15, 2022. Also pursuant to the terms of Mr. Nall’s Separation Agreement and subject to Mr. Nall’s execution and non-revocation of a general release of claims in favor of the Company, we paid Mr. Nall 12 months of base salary continuation, the payment of his full 2021 annual bonus, and reimbursement of 12 months of COBRA premiums. Pursuant to the terms of Mr. Kennedy’s Separation Agreement and subject to Mr. Kennedy’s execution and non-revocation of a general release of claims in favor of the Company, we paid Mr. Kennedy 9 months of base salary continuation, the payment of his full 2021 annual bonus, and reimbursement of 9 months of COBRA premiums. The Separation Agreements also provided that all outstanding stock options and other equity awards covering the Company’s common stock held by each of Mr. Nall and Mr. Kennedy as of their separation date that are subject to time-based vesting requirements accelerated as to the number that would have vested over the twelve (12) month period following their separation date. Mr. Nall and Mr. Kennedy may exercise their outstanding stock options within three months of their separation date.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2021 regarding the shares of our common stock available for grant or granted under stock option plans and other compensation arrangements that were (i) adopted by our security holders and (ii) were not approved by our security holders:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in 1st column)
Equity compensation plans approved by security holders(1)	1,825,297	$7.73	461,268
Equity compensation plans not approved by security holders(2)	587,897	$4.91	173,801

(1)

Represents 1,825,261 shares of common stock that may be issued pursuant to outstanding non-inducement option awards granted and 36 shares of common stock that may be issued pursuant to outstanding non-inducement restricted stock unit awards granted, and 461,268 shares of common stock available for future grant as non-inducement awards, under the 2007 Plan and 2013 Plan. See “Executive Compensation—Equity Compensation Plan Information—2007 Equity Incentive Plan” and “Proposal 2— Description of Amended 2013 Plan” for a description of these plans.

(2)

Represents 587,897 shares of common stock that may be issued pursuant to such outstanding inducement option awards granted and 173,801 shares of common stock available for future grant as inducement awards under the 2013 Plan. See “Proposal 2— Description of Amended 2013 Plan” for a description of this plan.

Equity Compensation Plan Information

We have two equity incentive plans: the 2007 Plan and the 2013 Plan. We no longer grant awards under the 2007 Plan, but awards granted under the 2007 Plan remain subject to its terms. A brief summary of the 2007 Plan is below. The 2013 Plan is described in “Proposal 2—Description of the Amended 2013 Plan,” including a description of certain federal income tax consequences with respect to a plan of this type.

2007 Equity Incentive Plan

The 2007 Plan authorized the grant of the following types of awards: (i) nonstatutory stock options, or NSOs; (ii) incentive stock options, or ISOs; (iii) restricted stock awards; (iv) RSUs; (v) stock appreciation rights, or SARs; (vi) performance stock awards; and (vii) other stock awards. Awards may be granted to employees, directors, consultants and other service providers of our company and its affiliates. However, ISOs may not be granted to non-employees.

Corporate Transaction. In the event we are acquired in a corporate transaction, as defined in the 2007 Plan, unless otherwise provided in a written agreement between us and the holder of an outstanding 2007 Plan award, awards will be assumed by the successor company or a similar award will be substituted by the successor company. If the successor company does not agree to assume or substitute an award, if the award is held by a current participant (as defined in the 2007 Plan), the vesting of the award will accelerate, and the award will become exercisable in full, if the award is held by someone other than a current participant, the award will terminate if not exercised prior to the effective time of the corporate transaction.

Change in Control. In the event of a change in control, award may be subject to acceleration of vesting and exercisability, as provided for in the award agreement or in any other written agreement between the Company and the participant, but in the absence of such provision, no such acceleration shall occur.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation arrangements for named executive officers and directors, we describe below each transaction and series of similar transactions, since January 1, 2020, to which we were a party or will be a party, in which the amounts exceeded $120,000 or will exceed $120,000 (or, if less, 1% of the average of our total assets amount at December 31, 2020 and 2021) and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described in the sections entitled “Director Compensation” and “Executive Compensation.”

Lyle J. Arnold, Ph.D.

Lyle J. Arnold, Ph.D., our former Chief Scientist, Senior Vice-President, is the controlling person of Aegea Biotechnologies, Inc., or Aegea. On September 2, 2012, the Company entered into an Assignment and Exclusive Cross-License Agreement, or the Cross-License Agreement, with Aegea. The Company received payments totaling approximately $36,000 and $49,000 during the years ended December 31, 2020 and 2021, respectively, from Aegea as reimbursements for shared patent costs under the Cross-License Agreement. On December 11, 2019, the Company entered into a First Amendment to Assignment and Exclusive Cross-License Agreement with Aegea pursuant to which the Company obtained a royalty bearing license for a certain patent. The Company agreed to pay Aegea, effective January 1, 2019, a royalty of 10% on Biocept’s sale of research use only, or RUO, and import research use only reagents and kits in the field of oncology, where the sample types are tissue, whole blood, bone marrow, cerebrospinal fluid or derivatives of any of the foregoing. As of December 31, 2020, the Company has accrued approximately $3,000 for royalty expenses and as of December 31, 2021 no royalties have been accrued related to this arrangement. On June 3, 2020, the Company entered into a development agreement with Aegea focused on the co-development by Biocept and Aegea of a highly sensitive PCR-based assay designed by Aegea for detecting the COVID-19 virus. Pursuant to the agreement, the Company receives compensation for development services performed based on time and materials expended. The development agreement was completed in October 2021. During the year ended December 31, 2020, the Company recorded revenues of approximately $239,000 and had approximately $132,000 accounts receivable due from Aegea as of December 31, 2020, related to this agreement. During the year ended December 31, 2021, the Company recorded revenues of approximately $68,000 and had approximately $8,000 accounts receivable due from Aegea as of December 31, 2021, related to this agreement.

Indemnification Agreements

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements will require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers. In addition, our predecessor company Biocept, Inc., a California corporation, entered into indemnification agreements with certain of our current directors and executive officers and certain prior directors and executive officers. These agreements will require us to indemnify these individuals to the fullest extent permitted under California law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Policies and Procedures for Related Party Transactions

We adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, collectively, related parties, are not permitted to enter into a transaction with us without the prior consent of our board of directors acting through the audit committee. Any request for us to enter into a transaction with a related party in which the amount involved exceeds $120,000, and in which such related party would have a direct or indirect interest, must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related person’s interest in the transaction.

Equity Awards

We have granted stock options and RSUs to our executive officers and directors. For additional information, see the sections entitled “Director Compensation” and “Executive Compensation—Outstanding Equity Awards.”

ANNUAL REPORT

Our Annual Report for the fiscal year ended December 31, 2021 will be mailed to stockholders of record with this Proxy Statement on or about May 6, 2022. Any person who was a beneficial owner of our common stock on the record date may request a copy of our Annual Report, and it will be furnished without charge upon receipt of a written request identifying the person so requesting an Annual Report as a stockholder of Biocept, Inc. at such date. Requests should be directed in writing to Biocept, Inc., 9955 Mesa Rim Road, San Diego, California 92121, Attention: Darrell Taylor, or by telephone to (858) 320-8200.

STOCKHOLDERS SHARING THE SAME ADDRESS

SEC rules permit companies, brokers, banks or other agents to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other agent and have consented to householding will receive only one copy of our proxy statement and annual report.

If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank or other agent. You may also obtain a separate proxy statement or annual report without charge by contacting us at Biocept, Inc., 9955 Mesa Rim Road, San Diego, California 92121, Attention: Darrell Taylor; or by telephone to (858) 320- 8200. We will promptly send additional copies of the proxy statement or annual report.

Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report can request delivery of a single copy of the proxy statement or annual report by contacting their broker, bank or other intermediary or by contacting us as indicated above.

OTHER MATTERS

We do not know of any business other than that described in this Proxy Statement that will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business is properly brought before the Annual Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

By Order of the Board of Directors

Interim President and Chief Executive Officer

San Diego, California

May 2, 2022

ANNEX A

BIOCEPT, INC. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

BIOCEPT, INC. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors: July 31, 2013

Approved by the Stockholders: August 6, 2013

Amended and Restated by the Board of Directors: April 28, 2015

Approved by the Stockholders: June 16, 2015

Amended by the Board: July 25, 2016

Amended by the Board: March 27, 2017

Approved by the Stockholders: May 2, 2017

Amended by the Board: May 7, 2018

Approved by the Stockholders: June 28, 2018

Amended by the Board: March 25, 2019

Approved by the Stockholders: June 17, 2019

Amended by the Board: March 30, 2020

Approved by the Stockholders: June 5, 2020

Amended by the Board: April 28, 2021

Approved by the Stockholders: July 16, 2021

Amended by the Board: February 14, 2022

Amended by the Board: March 22, 2022

Amended by the Board: April 23, 2022

Approved by the Stockholders: [June     ], 2022

1.	GENERAL.

1.1

Plan History. The name of this plan is the Biocept, Inc. Amended and Restated 2013 Equity Incentive Plan, as it may be amended from time to time (the “Plan”). The Plan was originally adopted by the Board and stockholders of the Company on July 31, 2013 and August 6, 2013, respectively. The Plan was amended and restated effective June 16, 2015, the date the amendment and restatement of the Plan was approved by the Company’s stockholders at the Company’s 2015 Annual Meeting (the “Initial Amendment and Restatement Effective Date”). The Plan was further amended and restated effective May 2, 2017, the date the amendment and restatement of the Plan was approved by the Company’s stockholders at the Company’s 2017 Annual Meeting. The Plan was further amended and restated effective June 28, 2018, the date the amendment and restatement of the Plan was approved by the Company’s stockholders at the Company’s 2018 Annual Meeting. The Plan was further amended and restated effective June 17, 2019, the date the amendment and restatement of the Plan was approved by the Company’s stockholders at the Company’s 2019 Annual Meeting. The Plan was further amended and restated effective on each of June 5, 2020 and July 16, 2021, the date the amendment and restatement of the Plan was approved by the Company’s stockholders at each of the the Company’s 2020 and 2021 Annual Meetings. The Plan was further amended and restated effective April 23, 2021 by the Company’s Board of Directors, contingent on approval by the Company’s stockholders at the Company’s 2021 Annual Meeting (the “Amendment and Restatement Effective Date”). As of the Initial Amendment and Restatement Effective Date, the Plan became the successor to and continuation of the Biocept, Inc. 2007 Equity Incentive Plan (the “2007 Plan”). From and after the Initial Amendment and Restatement Effective Date, no additional stock awards will be granted under the 2007 Plan, however outstanding stock awards granted under the 2007 Plan will remain subject to the terms of the 2007 Plan. Any shares of Common Stock that would otherwise remain available for future grants of stock awards under the 2007 Plan as of the Initial Amendment and Restatement Effective Date (the “2007 Plan Available Reserve”) will cease to be available under the 2007 Plan at such time and will be added to the Share Reserve (as further described in Section 4.1 below) and be immediately available for grants and issuance pursuant to Awards hereunder. In addition, from and after the Initial Amendment and Restatement Effective Date, any shares subject, at such time, to outstanding stock awards that were granted under the 2007 Plan (the “2007 Plan Awards”) will be added to the Share Reserve at such time and to the extent described in Section 4.1 and 4.3 below.

1.2

General Purpose. The purposes of the Plan are to (a) enable the Company to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; (c) promote the success of the Company’s business; and (d) with respect to Inducement Awards, provide an inducement material for certain individuals to enter into employment with the Company within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules.

1.3

Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors. Notwithstanding the foregoing, the only persons eligible to receive grants of Inducement Awards under this Plan are individuals who satisfy the standards for inducement grants under Nasdaq Marketplace Rule 5635(c)(4) and the related guidance under Nasdaq IM 5635-1. A person who previously served as an Employee or Director will not be eligible to receive Inducement Awards under the Plan, other than following a bona fide period of non-employment.

1.4

Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards and (e) Performance Compensation Awards. Notwithstanding the foregoing, Inducement Awards that may be granted under the Plan may include: (i) Non-qualified Stock Options, (ii) Stock Appreciation Rights, and (iii) Restricted Awards.

2.	DEFINITIONS.

“2007 Plan Available Reserve” means the shares of Common Stock that remain available for future grants of stock awards under the 2007 Plan as of the Initial Amendment and Restatement Effective Date.

“2007 Plan Award” means a stock award that was granted under the 2007 Plan and that is outstanding as of the Initial Amendment and Restatement Effective Date.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Amendment and Restatement Effective Date” means [June __], 2022, the date the amendments and restatements to the Plan of April 23, 2022 are subject to approval by the Company’s stockholders at the Company’s 2022 Annual Meeting.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any securities exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, or a Performance Compensation Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of any length of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means, with respect to any Employee or Consultant: (a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) If no such agreement exists, or if such agreement does not define Cause: (i) the conviction of or plea of guilty or no contest to, a felony or a crime involving moral turpitude; (ii) the commission of a felony or a crime involving moral turpitude for which charges have been filed or the circumstances of which are such that, if sufficient admissible evidence of guilt were available to prosecuting authorities, such authorities would typically elect to prosecute the alleged offender given all the circumstances; (iii) the commission of any other material act involving willful malfeasance or fiduciary breach with respect to the Company or an Affiliate; (iv) conduct that results in or would reasonably be expected or intended to result in material harm to the reputation or business of the Company or any of its Affiliates; (v) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (vi) material violation of state or federal securities laws. For this purpose, a first offense of drunk driving shall be deemed not to involve moral turpitude.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to the existence of and whether a Participant has been discharged for Cause.

“Change in Control” means: (a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) The date which is 10 business days before the consummation of a complete liquidation or dissolution of the Company; (d) The acquisition by any Person of Beneficial Ownership of 50% or more of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition, or (B) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) The consummation of a reorganization, merger, (whether or not the approval of the Company’s stockholders is required for such merger), consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately before the Business Combination; (ii) no Person (other than Claire Reiss or her Affiliates or any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination. Notwithstanding the foregoing, a transaction or event shall not constitute a Change in Control if it does not qualify as a change in control event within the meaning of Section 409A and such failure to qualify would, in the circumstances, cause a Section 409A problem.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3, Section 3.4 and Section 4.5.

“Common Stock” means the common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Biocept, Inc., a Delaware corporation, and any successor thereto.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is not otherwise any interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A, termination of service shall not be deemed to have occurred for purposes of any provision of this Plan or such Award providing for the payment of any amounts or benefits that may be considered nonqualified deferred compensation under Section 409A upon or following a termination of service unless such termination is also a “separation from service” within the meaning of Section 409A, and, for purposes of any such provision of this Plan or such Award, references to a “termination,” “termination of service” or like terms shall mean such a separation from service (determined in accordance with the presumptions set forth in Section 1.409A-1(h) of the Treasury Regulations). For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be conclusively determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.11.

“Effective Date” shall mean the date on which this Plan was originally adopted by the Board, which was July 31, 2013.

“Employee” means any person, not excluding a person who is also an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any US national securities exchange, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock on any US national securities exchange, the Fair Market Value shall be determined (as of the close of business on the date in question) in good faith by the Committee in a manner consistent with the valuation principles of Section 409A and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means: (a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; (b) If no such agreement exists or if such agreement does not define Good Reason, the definition of Good Reason set forth in the Employee or Consultant’s Award Agreement; or (c) If the applicable Award Agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within 30 days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided, if ever, by the Participant within 40 days after the Participant’s knowledge of the applicable circumstances; if the Participant does not timely deliver such notice, it shall be conclusively deemed that Good Reason is not present): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary; or (iii) an involuntary geographical relocation of the Participant’s principal office location by more than 50 miles. In no event shall a Participant’s resignation be deemed to be with Good Reason (in relation to any particular circumstances alleged to constitute Good Reason) for purposes of this Plan or any Award Agreement unless the effective date of the Participant’s resignation is before the earlier of 100 days after the Participant’s knowledge of the applicable circumstances or 20 days after the 30-day remedy period described in the preceding sentence (if applicable) has expired without the circumstances being remedied.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option designated as and intended to qualify as, and qualifying as, an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director after the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall ever be an Incumbent Director.

“Inducement Award” means an Award, other than (i) an Incentive Stock Option or (ii) a Performance Compensation Award, that is granted pursuant to Section 4.5 of the Plan.

“Inducement Award Rules” means Nasdaq Marketplace Rule 5635(c)(4) and the related guidance under Nasdaq IM 5635-1.

“Inducement Shares” shall have the meaning set forth in Section 4.5.

“Initial Amendment and Restatement Effective Date” means June 16, 2015, the date the Plan was amended and restated by the Company’s stockholders at the Company’s 2015 Annual Meeting.

“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.3(d)(iv) of the Plan.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms or under the circumstances of its grant does not qualify or is not intended to qualify as an Incentive Stock Option. Without limitation, to the extent that any Option designated as an Incentive Stock Option fails at any time, in whole or in part, to qualify as an Incentive Stock Option, it shall to that extent constitute a Non-qualified Stock Option.

“Officer” means a person who is an officer of the Company within the meaning and purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, any other person who properly holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, any other person who properly holds an outstanding Award.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.3 of the Plan.

“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or of an Affiliate, division, business unit or operational unit of the Company) and shall be limited to the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, stock price growth measures and total stockholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) regulatory milestones; (w) scientific milestones; (x) customer acquisition; (y) completion of partnering agreement; (z) workforce retention; (aa) completion of acquisitions or business expansion; and (bb) individual business objectives.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No.30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company’s fiscal year.

“Performance Period” means the one or more periods of time in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

“Person” means any individual, entity, trust, partnership, organization, association, or (within the meaning of Section 13(d)(3) of the Exchange Act and the rules thereunder) group.

“Permitted Transferee” means: (a) a member of the Optionholder’s or other Participant’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s or other Participant’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder or other Participant) control the management of assets, and any other entity in which these persons (or the Optionholder or other Participant) own more than 50% of the voting interests; and (b) such other transferees as may be permitted by the Committee in its sole discretion so long as the Participant receives no consideration in connection with such transfer.

“Plan” means this Biocept, Inc. Amended and Restated 2013 Equity Incentive Plan, as amended from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Restricted Stock” has the meaning set forth in Section 7.2(a).

“Restricted Stock Units” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Section 409A” means Section 409A of the Code, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

“Vested Unit” has the meaning set forth in Section 7.2(e).

3.	ADMINISTRATION.

3.1

Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. (Notwithstanding references herein to the “Committee” and notwithstanding any prior delegation, if the Board generally or in an instance takes action with regard to administration of the Plan, the references herein to the authority or discretion of the Committee shall be read as, for the purpose of such action generally or in such instance (as the case may be), the authority or discretion of the Board.) Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and subject to the Inducement Award Rules (where applicable), and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

3.1.a	to construe and interpret the Plan and apply its provisions;

3.1.b	to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

3.1.c	to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

3.1.d

to delegate (to the extent allowed under Delaware General Corporation Law Section 157 or other Applicable Laws) its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

3.1.e	to determine when Awards are to be granted under the Plan and the applicable Grant Date;

3.1.f	from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

3.1.g	to determine the number of shares of Common Stock to be made subject to each Award;

3.1.h	to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

3.1.i	to determine whether each Restricted Award is to be an Award of Restricted Stock or of Restricted Stock Units;

3.1.j

to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

3.1.k	to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

3.1.l	to determine the identity or capacity of any persons who may be entitled to receive anything under or exercise a Participant’s rights under any Award Agreement;

3.1.m

to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent (and it being understood that these principles shall apply to any modification of the purchase price or the exercise price of any outstanding Award, provided that the Committee will not have the authority to (1) reduce the exercise, purchase or strike price of any outstanding Option or Stock Appreciation Right under the Plan, or (2) cancel any outstanding Option or Stock Appreciation Right that has an exercise price or strike price greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Awards under the Plan or otherwise, unless the stockholders of the Company have approved such an action within 12 months prior to such an event;

3.1.n	to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan;

3.1.o

to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments (in accordance with Sections 11 and 12 of the Plan);

3.1.p

to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

3.1.q	to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

3.2	Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

3.3

Delegation. Subject to the Inducement Award Rules with respect to Inducement Awards, the Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members, whether present or not, or by the unanimous written consent of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. This Section 3.3 is not in derogation of Section 3.1(d).

3.4

Committee Composition. Subject to the Inducement Award Rules with respect to Inducement Awards, and except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors and who also meet the independence requirements (if any) under the then applicable rules, regulations, listing requirements or listing maintenance requirements adopted by the principal national securities exchange on which the Common Stock is then listed. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors. This Section 3.4 is not in derogation of Section 3.1(d).

3.5

Indemnification. Service on the Committee is a form of service in the capacity of a member of the Board. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee members shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee members may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee members in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member(s) did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee member(s) shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

3.6	Exculpation. No Director, Committee member or Employee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith.

4.	SHARES SUBJECT TO THE PLAN.

4.1

Share Reserve. Subject to Sections 4.4, 4.5 and 11, the aggregate number of shares of Common Stock that may be available for issuance pursuant to Awards from and after the Initial Amendment and Restatement Effective Date will not exceed 5,336,409 shares, which is the sum of (1) 3,000,000 new shares of Common Stock, plus (2) the number of shares of Common Stock previously authorized by the Company stockholders (i) that remain available for issuance for future Award grants under Plan as of immediately prior to the Initial Amendment and Restatement Effective Date and (ii) that consist of the 2007 Plan Available Reserve plus (3) any shares underlying outstanding Awards under the Plan and 2007 Plan Awards that on or after the Amendment and Restatement Effective Date become available for issuance under the Plan again pursuant to Section 4.3 below shall be available for the grant of Awards under the Plan (such aggregate number of shares described in (1) through (3) the “Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, or shares reacquired by the Company in any manner.

4.2	Limitations.

4.2.a

Subject to the Share Reserve and adjustment in accordance with Section 11, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 5,336,409 shares of Common Stock.

4.3

Reversion of Shares to the Share Reserve. Any shares of Common Stock subject to an Award or a 2007 Plan Award that is canceled, forfeited or expires before exercise or realization, either in full or in part, shall to that extent again become available for issuance under the Plan. (For this purpose, repurchase of Restrict Stock at a nominal repurchase price is deemed a forfeiture.) Notwithstanding anything to the contrary contained herein: shares subject to an Award or a 2007 Plan Award shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares used to satisfy the exercise or purchase price of such Award or 2007 Plan Award, including shares used to effect a “net exercise,” in payment of an Option exercise price requirement, (b) shares delivered to or withheld by the Company to satisfy any tax withholding obligation in connection with an Award or a 2007 Plan Award, (c) shares covered by a stock-settled Stock Appreciation Right that were not issued upon the settlement of the Award, or (d) shares repurchased by the Company on the open market with the proceeds of the exercise or purchase price of a stock Award or a 2007 Plan Award.

4.4

Minimum Vesting Requirements. Excluding, for this purpose, any (i) substitute awards, (ii) awards to Non-Employee Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iii) Inducement Awards, no Option or Stock Appreciation Right and, effective for Awards granted on or after July 16, 2021 no other Award (including an Award that is a Performance Compensation Award or otherwise subject to vesting based on performance goals) will vest until at least twelve months following the date of grant of such Award; provided, however, that up to 5% of the Share Reserve (as defined in Section 4.1 and excluding the Inducement Shares) may be subject to Awards (including Awards that are Performance Compensation Awards or otherwise subject to vesting based on performance goals) that do not meet such vesting requirements and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Board’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a change in control, in the terms of the Award or otherwise.

4.5

Inducement Share Pool and Inducement Award Rules. Subject to adjustment in accordance with Section 11, an additional 2,250,000 shares of Common Stock shall be reserved under the Plan, exclusively for the grant of Inducement Awards in compliance with Nasdaq Listing Rule 5635(c)(4) (the “Inducement Shares”). The Inducement Shares that may be awarded under this Section 4.5 shall be in addition to and shall not reduce the shares available for issuance under Section 4.1 of the Plan. The following rules and restrictions shall apply to any Inducement Award granted pursuant to the Plan:

4.5.a

An Inducement Award may be granted only to an Employee who has not previously been an Employee or a Director of the Company or an Affiliate, except following a bona fide period of non-employment, as an inducement material to the individual’s entering into employment with the Company within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules and the Inducement Award Rules.

4.5.b

All such Inducement Awards must be granted by a majority of the Company’s “Independent Directors” (as such term is defined in Nasdaq Listing Rule 5605(a)(2)) or the Company’s compensation committee, provided such committee is comprised solely of Independent Directors, in each case in accordance with Nasdaq Listing Rule 5635(c)(4) and the Inducement Award Rules.

4.5.c

The Inducement Shares underlying any Inducement Awards shall be subject to the same share counting provisions as described in Section 4.3, except that such Inducement Shares shall count against, or shall be added back to, the reserve of Inducement Shares available for grant under this Section 4.5, and shall not count against, or be added back to, the Shares available for issuance under Section 4.1 of the Plan.

4.5.d	The limits in Section 4.2 will not apply to Inducement Awards.

5.	ELIGIBILITY.

5.1	Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.

5.2

Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.

OPTION PROVISIONS. Each Option granted under the Plan shall be evidenced by an Award Agreement, and shall be voided if the Award Agreement is not executed and delivered by the Participant within 30 days after the Grant Date. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option (or other Award) is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the terms of such Option (or other Award) do not satisfy the requirements of Section 409A. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1

Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders and a requirement that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date, the term of an Incentive Stock Option granted under the Plan shall be determined by the Committee. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2

Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value on the Grant Date of the Common Stock subject to the Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code and Section 409A.

6.3

Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value on the Grant Date of the Common Stock subject to the Option. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A.

6.4

Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by bank check on the day the Option is exercised or (b) in the discretion (exercised either generally or only for the particular instance) of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid on the day the Option is exercised: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock; (ii) a “cashless” same-day-sale exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is (with Committee approval) paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any time the Common Stock is publicly traded an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5

Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to qualified domestic relations orders under Applicable Laws and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.6

Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon approval by the Committee to the extent provided in the Award Agreement. No such transfer which is a “prohibited transfer for value” (within the meaning of the General Instructions to Securities Act Form S-8) shall be allowed. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to qualified domestic relations orders under Applicable Laws and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.7

Vesting of Options. Subject to Section 4.4, each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate and in accordance with Section 4.4. The vesting provisions of individual Options may vary.

6.8

Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9

Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10

Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11

Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12

Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

6.13	Fractions. No Option may be exercised for a fraction of a share of Common Stock.

7.	PROVISIONS OF AWARDS OTHER THAN OPTIONS.

7.1	Stock Appreciation Rights.

7.1.a

General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement, and shall be voided if the Award Agreement is not executed and delivered by the Participant within 30 days after the Grant Date. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions (including as to transferability and ability to be pledged or otherwise encumbered) not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

7.1.b

Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.1.c

Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of its Grant Date.

7.1.d

Vesting of Stock Appreciation Rights. Subject to Section 4.4, each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate in accordance with Section 4.4. The vesting provisions of individual Stock Appreciation Rights may vary.

7.1.e

Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made as of and as soon as practicable after the date of exercise. Payment shall be made in the form of shares of Common Stock, cash or a combination thereof, as determined by the Committee. The Award Agreement may, in the Committee’s discretion, provide that a Stock Appreciation Right shall be paid out immediately upon it vesting; and in such case “exercise” shall be deemed to occur automatically upon vesting.

7.1.f

Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. However, a Stock Appreciation Right may be granted with an exercise price lower than that set forth in the preceding sentence if such Stock Appreciation Right is granted pursuant to an assumption or substitution for another stock appreciation right in a manner satisfying the provisions of Section 409A. A Related Right granted simultaneously with or after the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

7.1.g

Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.1.h	Fractions. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.

7.2	Restricted Awards.

7.2.a

General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement, and shall be voided if the Award Agreement is not executed and delivered by the Participant within 30 days after the Grant Date. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

7.2.b	Restricted Stock and Restricted Stock Units

7.2.b.i

Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends. The consideration for Restricted Stock shall be, as determined by the Committee in its discretion and set forth in the Restricted Award, given in the form of cash, past services rendered to the Company or its Affiliate, and/or (if allowed by Applicable Laws) services to be rendered to the Company or its Affiliate during the Restricted Period.

7.2.b.ii

The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

7.2.c	Restrictions

7.2.c.i

Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

7.2.c.i.1

If applicable state law requires a Participant to pay to the Company in cash at least the par value per share of Restricted Stock in connection with purchase of the Restricted Stock, the Participant shall pay to the Company in cash an amount equal to the par value per share times the number of shares of Restricted Stock; and all reference herein to forfeiture of Restricted Stock shall instead be read as references to repurchase of such Restricted Stock for a cash amount equal to such par value per share times the number of shares so repurchased. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the Award Agreement.

7.2.c.ii

Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions (including as to transferability and ability to be pledge or otherwise encumbered) as may be set forth in the applicable Award Agreement. No transfer which is a “prohibited transfer for value” (within the meaning of the General Instructions to Securities Act Form S-8) shall be allowed.

7.2.c.iii

Subject to the provisions of the Plan, including Section 12, the Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

7.2.d

Restricted Period. Subject to Section 4.4, with respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end or lapse at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

7.2.e

Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall as soon as practicable deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall as soon as practicable deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

7.2.f

Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s Restricted Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Restricted Stock and (ii) such escrow arrangements as the Committee shall deem appropriate.

7.3	Performance Compensation Awards.

7.3.a

Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.3. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

7.3.b

Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, subject to Section 4.4, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. The Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.3(c) and record the same in writing.

7.3.c	Payment of Performance Compensation Awards

7.3.c.i

Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

7.3.c.ii

Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

7.3.c.iii

Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.3(d)(iv) hereof, if and when it deems appropriate.

7.3.c.iv

Use of Discretion. In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.3(d)(vi) of the Plan.

7.3.c.v

Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.3 but in no event later than 2 1/2 months following the end of the fiscal year during which the Performance Period is completed.

8.	SHOW-STOPPER CONDITIONS.

8.1

Securities Law Compliance. Each Award Agreement shall provide (and such provision shall control over any other provision of the Plan or the Award Agreement which would be to the contrary) that no shares of Common Stock shall be purchased, sold, issued or delivered thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

8.2

Withholding Obligations. Each Award Agreement shall provide (and such provision shall control over any other provision of the Plan or the Award Agreement which would be to the contrary) that no shares of Common Stock shall be purchased, sold, issued or delivered thereunder unless and until any then Applicable Laws for the payment of employee-side withholding taxes in connection therewith have been satisfied by (a) a cash payment by the Participant to the Company of 100% of such amount, or (b) as may be allowed by the following sentence. To the extent (if any) provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy the preceding sentence’s requirement for payment of any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (if so expressly allowed) or by a combination of such means expressly allowed, in any event totaling in value 100% of such amount: (a) authorizing the Company to withhold cash from any cash compensation to be paid to the Participant, provided both the Company and the Participant actually and reasonably believe cash compensation sufficiently large will become payable to the Participant within 45 days; (b) tendering a cash payment; (c) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by Applicable Law; or (d) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company. Common Stock so withheld or delivered would be valued at its Fair Market Value as of the date of measurement of the amount of income subject to withholding.

9.	USE OF PROCEEDS FROM STOCK. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.	MISCELLANEOUS.

10.1

Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest (or restrictions lapse), notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest (or restrictions lapse); provided that if such action is taken in connection with a Change in Control, such action shall be made only in accordance with the provisions of Sections 11 and 12.

10.2

Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is before the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3

No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted (or in any other capacity) or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee or the service of a Consultant, in either case with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or Applicable Laws.

10.4

Freedom to Approve Acquisitions, Etc. The grant of Awards shall in no way affect the right of the Company to effect a Change in Control or a Business Combination or to otherwise adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets; the Board and the Company shall incur no liability to Participants by approving or effecting such a transaction.

10.5

Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment or of Continuous Service by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the express written terms of the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A if the applicable Award is subject thereto.

11.

ADJUSTMENTS UPON CHANGES IN STOCK. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger by which the Company is (either by direct merger or reverse triangular merger) acquired, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 (including Sections 4.1 and 4.5), the maximum number of shares of Common Stock which can be issued pursuant to Incentive Stock Options stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.3(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve as near as may be (but not to increase) the economic intent of such Award consistent with the purpose of such transaction. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company, the Committee shall, in the case of Incentive Stock Options, seek to ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, seek to ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. By way of example, and without limitation: if the Company is acquired by merger for cash, all Options exercisable after such merger shall entitle the Optionholder to receive, upon exercise, cash (equal to the per-share cash merger price) and nothing else.

12.	EFFECT OF CHANGE IN CONTROL.

12.1	Double Trigger: Foreshortening. Notwithstanding any provision of the Plan to the contrary:

12.1.a

In the event of a Participant’s termination of Continuous Service without Cause or for Good Reason (but excluding termination as a result of resignation in the absence of Good Reason) during the 10-day period before a Change in Control or during the 12-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.

12.1.b

With respect to Performance Compensation Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2

Acceleration and Termination. In addition, in the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue outstanding Awards or substitute similar stock awards for such outstanding Awards, then the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, accelerate the vesting (and exercisability, as applicable) of outstanding Awards in full or in part to a date prior to the effective time of the Change in Control and, to the extent not exercised (if applicable) at or prior to the effective time of the Change in Control, cancel all outstanding Awards upon or immediately before the Change in Control (but subject to the condition that the Change in Control actually occur) and pay to the holders of such cancelled Awards, in cash or stock, or any combination thereof, the value of such Awards (including, at the discretion of the Committee, any unvested portion of the Award) immediately prior to cancellation based upon the value per share of Common Stock received or to be received or deemed received by other stockholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3

Variations. The Committee may in its discretion treat differently any Awards or Participants in connection with a Change in Control, either in the terms of the initial Award Agreements or in any actions taken by the Committee after the Grant Date.

12.4

Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.	AMENDMENT OF THE PLAN AND AWARDS.

13.1

Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval. All provided, that that if the only Applicable Law which stockholder approval is necessary to satisfy pertains to Incentive Stock Options but not to any other Awards, such amendment shall be effective immediately as to all types of Awards other than Incentive Stock Options upon Board approval; but shall additionally become effective as to Incentive Stock Options upon stockholder approval and not before.

13.2	Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

13.3

Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4

No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5

Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.	GENERAL PROVISIONS.

14.1

Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are valid under Applicable Laws and are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is or is intended to be detrimental to the business or reputation of the Company and/or its Affiliates.

14.2

Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or securities exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or securities exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or securities exchange listing requirement).

14.3

Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4

Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5

Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.6

Benefits Not Alienable. Other than as provided above or in an Award Agreement, benefits under this Plan or the Award Agreement may not be sold, assigned, transferred or otherwise disposed of or alienated, whether voluntarily or involuntarily, nor be pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

14.7

Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 20 days shall be considered a reasonable period of time.

14.8

No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.9

Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.10

Section 409A. (a) The Plan is intended to comply with the requirements of Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan or any Award Agreement that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan or any Award Agreement, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan or any Award Agreement during the six month period immediately following the Participant’s termination of Continuous Service shall instead be paid in one lump sum on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier).

14.10.a

Unless the Committee expresses a conscious and knowing intention to the contrary in the particular instance, all Award Agreements shall be deemed to be intended either to be exempt from the application of or to comply with the requirements of Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, each Award Agreement shall be interpreted and administered and each action of the Committee with respect thereto shall be interpreted such that grant, payment, settlement or deferral will not be subject to a penalty, tax or interest applicable under or as a result of Section 409A.

14.10.b

Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Company nor the Committee will have any liability to, or obligation to indemnify or reimburse, any Participant for such tax or penalty.

14.11

Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.12

Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, so as not to become subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.13	[Reserved.]

14.14	Expenses. The costs of administering the Plan shall be paid by the Company.

14.15

Annual Reports. During the term of this Plan, to the extent required by Applicable Law the Company shall furnish to each Participant who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders.

14.16

Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17	Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18

Non-Uniform Treatment. The Committee’s determinations under the Plan and in connection with any respective Award Agreements need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.

EFFECTIVE DATE OF PLAN. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within 12 months before or after the date the Plan is adopted by the Board.

16.

TERMINATION OR SUSPENSION OF THE PLAN. The Committee may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of May 7, 2018, the date the Plan, as amended and restated, was adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Awards granted prior to any suspension or termination may extend beyond such suspension or termination.

17.	CHOICE OF LAW. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/BIOC ● Cast your vote online ● Have your Proxy Card ready ● Follow the simple instructions to record your vote
PHONE Call 1-866-249-5670 ● Use any touch-tone telephone ● Have your Proxy Card ready ● Follow the simple recorded instructions
MAIL ● Mark, sign and date your Proxy Card ● Fold and return your Proxy Card in the postage-paid envelope provided
You must register to attend the meeting by June 8, 2022 5:00 PM ET online at www.proxydocs.com/BIOC

Biocept, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 27, 2022

TIME:	Friday, June 10, 2022 1:30 PM, Pacific Time

PLACE:	Annual Meeting to be held live via the Internet -- please visit www.proxydocs.com/BIOC for more details

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Samuel D. Riccitelli and Darrell Taylor (the “Named Proxies”), and each or either of them, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Biocept, Inc., which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Biocept, Inc.

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1.	Election of one Class III Director
		FOR		WITHHOLD
	1.01 M. Faye Wilson, MBA	☐		☐	FOR

		FOR	AGAINST	ABSTAIN
2.	To approve an amendment to the Company’s Amended and Restated 2013 Equity Incentive Plan, as amended, to increase the number of shares authorized for issuance under such plan by 3,000,000 shares.	☐	☐	☐	FOR

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting.	☐	☐	☐	FOR

You must register to attend the meeting by June 8, 2022 5:00 PM ET online at www.proxydocs.com/BIOC

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date